Document and Entity Information	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Document and Entity Information [Abstract]
Entity Registrant Name	GreenHunter Energy, Inc.	GreenHunter Energy, Inc.
Entity Central Index Key	0001410056	0001410056
Document Type	S-1	S-1
Amendment Flag	false	false
Document Period End Date	Sep 30, 2011	Dec 31, 2010
Entity Filer Category	Smaller Reporting Company	Smaller Reporting Company

Condensed Consolidated Balance Sheets (Unaudited) (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
CURRENT ASSETS:
Cash and cash equivalents	$ 14,992	$ 181,471	$ 6,914,381
Related party accounts receivable	70,322	4,783	77,495
Deposits and other current assets	65,027	88,014	53,686
Prepaid expenses	69,272	182,079	153,631
Assets held for sale - current		0	2,743,247
Total current assets	219,613	456,347	9,942,440
FIXED ASSETS:
Land and improvements	3,243,687	3,243,687	3,243,687
Buildings	3,100,621	3,100,621	3,100,621
Plant and other equipment	2,621,262	2,626,140	2,921,202
Accumulated depreciation	(706,734)	(566,525)	(516,837)
Construction in progress	12,844,685	12,846,608	10,750,089
Net fixed assets	21,103,521	21,250,531	19,498,762
OTHER ASSETS:
Assets held for sale - long term		0	38,701,662
Deferred financing costs, net of amortization of $193,335 and $101,668, for December 31, 2010 and December 31, 2010 Respectively	196,248	264,998	375,415
Other noncurrent assets	1,448,136	1,446,136	300,000
Total assets	22,967,518	23,418,012	68,818,279
CURRENT LIABILITIES:
Current portion of notes payable	116,628	176,603	169,541
Note payable to related party	922,157	766,957
Redeemable debentures, net of discount of $21,675 and $0 for September 2011 and December 2010, respectively	5,280,132	0
Accounts payable	2,315,679	2,098,328	1,710,503
Dividends payable	0	172,056	156,060
Accrued liabilities	4,161,653	3,498,207	7,379,973
Convertible securities	23,857	1,001,622	0
Liabilities associated with assets held for sale		0	45,902,379
Total current liabilities	12,820,106	7,713,773	55,318,456
NON-CURRENT LIABILITIES:
Redeemable debentures, net of discount of $0, $29,558 and $40069 for September 30, 2011, December 31, 2010 and December 31, 2009 respectively	0	5,272,249	5,261,739
Notes payable	2,821,338	2,886,947	2,983,045
Debentures secured by assets of discontinued operations, net of discount of $0 and 1,007,039 for December 2010 and December 2009, respectively		0	20,027,109
Total long-term liabilities		8,159,196	28,271,893
Total liabilities	15,641,444	15,872,969
STOCKHOLDERS' EQUITY:
Common stock, value	25,458	22,139	22,139
Additional paid-in capital	93,972,787	88,968,889	87,273,376
Treasury stock, at cost, 22,412 shares	(336,285)	(336,285)	(336,285)
Unearned common stock in KSOP, at cost, 15,200 shares	(225,913)	(225,913)	(225,913)
Total stockholders' equity	7,326,074	7,545,043	(14,772,070)
Total liabilities and stockholders' equity	22,967,518	23,418,012	68,818,279
Accumulated Deficit Prior to Re-entering Development Stage
STOCKHOLDERS' EQUITY:
Accumulated deficit prior to re-entering development stage / Retained earnings during development stage	(126,670,716)	(126,670,716)	(119,672,776)
Total stockholders' equity	(126,670,716)	(126,670,716)	(119,672,776)
Accumulated Deficit During Development Stage
STOCKHOLDERS' EQUITY:
Total stockholders' equity	22,824,688	26,979,695
Retained Earnings During Development Stage
STOCKHOLDERS' EQUITY:
Accumulated deficit prior to re-entering development stage / Retained earnings during development stage	22,824,688	26,979,695	0
Series A Preferred Stock
STOCKHOLDERS' EQUITY:
Series A and Series B convertible preferred stock	7,934,055	8,232,234	7,592,389
Total stockholders' equity	7,934,055	8,232,234	7,592,389
Series B Preferred Stock
STOCKHOLDERS' EQUITY:
Series A and Series B convertible preferred stock	9,802,000	10,575,000	10,575,000
Total stockholders' equity	$ 9,802,000	$ 10,575,000	$ 10,575,000

Condensed Consolidated Balance Sheets (Unaudited) (Parenthetical) (USD $)	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Amortization on deferred financing cost		$ 193,335	$ 101,668
Discount on redeemable debentures	21,675	0
Discount on redeemable debentures	0	29,558	40,069
Discount on debentures secured by assets of discontinued operations		0	1,007,039
Common stock, par value	$ 0.001	$ 0.001	$ 0.001
Common Stock, shares authorized	90,000,000	90,000,000	90,000,000
Common Stock, shares issued	25,458,286	22,138,876	22,138,876
Common Stock, shares outstanding	25,924,004	22,576,504
Treasury stock, no. of shares	22,412	22,412	22,412
Unearned common stock shares	15,200	15,200	15,200
Series A Preferred Stock
Convertible preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Convertible preferred stock, stated value	1,327	1,220	1,220
Convertible preferred stock, issued	5,978	6,750	6,750
Convertible preferred stock, outstanding	5,978	6,750	6,750
Convertible preferred stock, liquidity preference	7,934,055	8,576,345
Series B Preferred Stock
Convertible preferred stock, par value	$ 0.001	$ 0.001	$ 0.001
Convertible preferred stock, stated value	1,000	1,000	1,000
Convertible preferred stock, issued	9,802	10,575	10,575
Convertible preferred stock, outstanding	9,802	10,575	10,575
Convertible preferred stock, liquidity preference	$ 9,802,000	$ 10,575,000

Condensed Consolidated Statements of Operations (Unaudited) (USD $)	3 Months Ended		6 Months Ended	9 Months Ended		12 Months Ended		15 Months Ended
	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2011
REVENUES:
Storage rental revenue - related party	$ 221,800			$ 221,800				$ 221,800
Other revenue - related party	8,000			8,000				8,000
Total revenues	229,800			229,800				229,800
COST OF SERVICES PROVIDED:
Cost of storage services	203,500			203,500				203,500
Hurricane repairs and losses (insurance proceeds)							(449,941)
Project costs	3,113		(14,695)	3,316	4,065	(10,630)	105,445	(11,379)
Depreciation expense	47,762	47,298	95,253	142,242	141,803	189,758	228,696	237,495
Selling, general and administrative	661,686	1,592,241	3,267,330	2,777,681	3,376,541	5,080,768	6,614,154	6,074,149
Loss on asset impairments					160,824	160,824	1,868,911
Total costs and expenses	916,061	1,639,539	3,347,888	3,126,739	3,683,233	5,420,720	8,367,265	6,503,765
OPERATING LOSS	(686,261)	(1,639,539)	(3,347,888)	(2,896,939)	(3,683,233)	(5,420,720)	(8,367,265)	(6,273,965)
OTHER INCOME (EXPENSE):
Interest and other income	6	729,910	858,505	4,866	2,865,688	2,994,283	2,083,911	863,371
Interest, accretion and other expense	(193,051)	(167,025)	1,522,790	(566,345)	(499,702)	(56,506)	(768,932)	(290,174)
Unrealized gain (loss) on convertible securities	12,965		(1,001,622)	(185,944)		(1,001,622)		(1,187,566)
Total other income (expense)	(180,080)	562,885	1,379,673	(747,423)	2,365,986	1,936,155	1,314,979	(614,369)
Loss from continuing operations	(866,341)	(1,076,654)	(1,968,215)	(3,644,362)	(1,317,247)	(3,484,565)	(7,052,286)	(6,888,334)
Gain on disposal of discontinued operations			33,055,388			33,055,388	(563,388)	33,055,388
Loss from discontinued operations, net of taxes		(1,508,789)	(3,771,559)		(7,946,214)	(8,933,227)	(7,802,756)	(2,495,802)
Net-income (loss)	(866,341)	(2,585,443)	27,315,614	(3,644,362)	(9,263,461)	20,637,596	(15,418,430)	23,671,252
Preferred stock dividends	(159,997)	(163,863)	(335,919)	(510,645)	(483,785)	(655,841)	(775,782)	(846,564)
Net income (loss) to common stockholders	$ (1,026,338)	$ (2,749,306)	$ 26,979,695	$ (4,155,007)	$ (9,747,246)	$ 19,981,755	$ (16,194,212)	$ 22,824,688
Weighted average shares outstanding, basic and diluted	25,886,392	22,500,492	22,516,928	24,237,641	22,393,763	22,428,950	21,612,172	23,534,772
Basic and diluted earnings (loss) per share:
Continuing operations	$ (0.04)	$ (0.06)	$ (0.1)	$ (0.17)	$ (0.08)	$ (0.18)	$ (0.36)	$ (0.33)
Discontinued operations		$ (0.06)	$ 1.3		$ (0.36)	$ 1.08	$ (0.39)	$ 1.3
Net income (loss) per share	$ (0.04)	$ (0.12)	$ 1.2	$ (0.17)	$ (0.44)	$ 0.89	$ (0.75)	$ 0.97

Condensed Consolidated Statement of Changes in Stockholders' Equity (Unaudited) (USD $)	Total	Haining City Wind Energy	Wheatland Wind Power	Common Stock	Additional Paid-in Capital	Noncontrolling Interest	Accumulated Deficit Prior to Re-entering Development Stage	Accumulated Deficit During Development Stage	Treasury Stock	Unearned Shares in KSOP	Series A Preferred Stock	Series B Preferred Stock
Beginning balance at Dec. 31, 2008	$ (294,100)			$ 20,989	$ 81,100,216	$ (107,290)	$ (103,478,564)		$ (678,538)	$ (225,913)	$ 12,500,000	$ 10,575,000
Transfer accumulated preferred dividends to stated value	856,389										856,389
Issue 42,797 warrants on Series B Debentures for 2009 and 100,000 warrants for 2010, respectively	942				942
Share based payments	701,728
Conversion of 5,750 preferred shares into 1,150,000 common shares	13,333			1,150	5,776,183						(5,764,000)
Issue 22,024 treasury shares for services provided	36,560				(305,693)				342,253
Dividends on preferred stock	775,782
Abandonment of noncontrolling interests		31,635	75,655
Net income/loss	(15,418,430)
Ending balance at Dec. 31, 2009	(14,772,070)			22,139	87,273,376		(119,672,776)		(336,285)	(225,913)	7,592,389	10,575,000
Transfer accumulated preferred dividends to stated value	639,845										639,845
Issue 42,797 warrants on Series B Debentures for 2009 and 100,000 warrants for 2010, respectively	69,111				69,111
Share based payments	1,626,402				1,626,402
Dividends on preferred stock	655,841						319,922	335,919
Net income/loss	20,637,596						(6,678,018)	27,315,614
Ending balance at Dec. 31, 2010	7,545,043				88,968,889		(126,670,716)	26,979,695	(336,285)	(225,913)	8,232,234
Beginning balance at Jun. 30, 2010	(20,688,229)			22,139	88,043,038		(126,670,716)	0	(336,285)	(225,913)	7,904,508	10,575,000
Transfer accumulated preferred dividends to stated value	327,726										327,726
Share based payments	925,851				925,851
Dividends on preferred stock	(335,919)							(335,919)
Net income/loss	27,315,614							27,315,614
Ending balance at Dec. 31, 2010	7,545,043			22,139	88,968,889			26,979,695	(336,285)	(225,913)	8,232,234	10,575,000
Transfer accumulated preferred dividends to stated value	682,700										682,700
Share based payments	345,059				345,059
Issued shares of common stock and warrants for cash	1,038,100			1,045	1,037,055
Issued shares of common stock for 401K matching contribution	206,470			229	206,241
Dividends on preferred stock	(510,645)							(510,645)
Issued shares of common stock and warrants upon conversion of shares of Series A Preferred Stock	627,763			772	1,607,870						(980,879)
Issued shares of common stock and warrants upon conversion of shares of Series B Preferred Stock	535,946			773	1,308,173							(773,000)
Issued shares of common stock and warrants upon conversion of $500,000 in principal of the promissory note payable with a related party	500,000			500	499,500
Net income/loss	(3,644,362)							(3,644,362)
Ending balance at Sep. 30, 2011	$ 7,326,074			$ 25,458	$ 93,972,787		$ (126,670,716)	$ 22,824,688	$ (336,285)	$ (225,913)	$ 7,934,055	$ 9,802,000

Condensed Consolidated Statement of Changes in Stockholders' Equity (Unaudited) (Parenthetical) (USD $)	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Shares of common stock and warrants issued upon conversion of principal on promissory note with a related party	$ 500,000
Warrants issued on Series B Debentures		100,000	42,797
Preferred shares converted in to common shares			5,750
Common shares converted from preferred shares			1,150,000
Treasury stock issued for services provided, shares			22,024
Common Stock
Shares of common stock and warrants issued upon conversion of principal on promissory note with a related party	500,000
Preferred shares converted in to common shares			5,750
Common shares converted from preferred shares			1,150,000
Additional Paid-in Capital
Shares of common stock and warrants issued upon conversion of principal on promissory note with a related party	$ 500,000
Warrants issued on Series B Debentures		100,000	42,797
Preferred shares converted in to common shares			5,750
Common shares converted from preferred shares			1,150,000
Treasury stock issued for services provided, shares			22,024
Treasury Stock
Treasury stock issued for services provided, shares			22,024
Series A Preferred Stock
Preferred shares converted in to common shares			5,750
Common shares converted from preferred shares			1,150,000

Condensed Consolidated Statements of Cash Flows (Unaudited) (USD $)	6 Months Ended	9 Months Ended		12 Months Ended		15 Months Ended
	Dec. 31, 2010	Sep. 30, 2011	Sep. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Sep. 30, 2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$ 27,315,614	$ (3,644,362)	$ (9,263,461)	$ 20,637,596	$ (15,418,430)	$ 23,671,252
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation expense	95,253	142,242	1,721,785	1,769,740	4,270,444	237,495
Noncash stock compensation	925,851	345,059	1,180,256	1,626,402	701,728	1,270,910
Issue warrants on letter of guarantee			69,111	69,111
Amortization of deferred financing costs	551,541	68,750	1,394,637	1,777,818	1,279,284	620,291
Loss on asset impairments			160,824	160,824	1,868,911
Noncontrolling interest	0			0	0
Loss (gain) on sale of assets	(33,055,388)	1,967		(33,055,388)	(1,267,564)	(33,053,421)
Accretion of discount	167,680	7,883	300,249	367,846	438,841	175,563
Unrealized loss (gain) from change in fair value of convertible securities	1,001,622	185,944		1,001,622		1,187,566
Forgiveness of trade payable					(2,757,311)
Changes in certain assets and liabilities:
Accounts receivable	908	(121,332)	(212,060)	29,547	4,348,297	(120,424)
Inventory			179,322	179,322	5,958,458
Prepaid expenses	(32,101)	135,794	543,168	431,421	228,704	103,693
Accounts payable	1,803,031	226,127	(7,037,977)	(5,707,290)	(5,004,795)	2,029,158
Accrued liabilities	1,262,850	911,822	4,627,292	4,730,591	2,509,081	2,174,672
Deposits and other current assets	110		110	110		110
Net cash used in operating activities	36,971	(1,740,106)	(6,336,744)	(5,980,728)	332,827	(1,703,135)
CASH FLOWS FROM INVESTING ACTIVITIES:
Change in restricted cash	48		2,018,765	2,018,765	(1,676,064)	48
Proceeds from sale of assets			9,775	9,775	13,425,994
Additions to fixed assets	(1,799,148)	(6,853)	(1,287,132)	(2,104,573)	(790,362)	(1,806,001)
Decrease (increase) in other assets	50,000	(2,000)	(1,246,136)	(1,146,136)	(348,270)	48,000
Net cash used in investing activities	(1,749,100)	(8,853)	(504,728)	(1,222,169)	10,611,298	(1,757,953)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock and warrants		1,038,100				1,038,100
Gross proceeds from redeemable debenture issuance					1,711,892
Increase in notes payable	964,992	701,690	666,340	1,020,840	298,323	1,666,682
Payment of notes payable	(123,201)	(157,310)	(198,473)	(275,051)	(6,541,144)	(280,511)
Payment of deferred financing costs	(275,802)		(180,644)	(275,802)	(175,451)	(275,802)
Net cash provided by financing activities	565,989	1,582,480	287,223	469,987	(4,706,380)	2,148,469
CHANGE IN CASH	(1,146,140)	(166,479)	(6,554,249)	(6,732,910)	6,237,745	(1,312,619)
CASH, beginning of period	1,327,611	181,471	6,914,381	6,914,381	676,636	1,327,611
CASH, end of period	181,471	14,992	360,132	181,471	6,914,381	14,992
Cash paid for interest	820,672	208,989	893,774	1,550,048	2,994,959	1,029,661
NONCASH TRANSACTIONS:
Issued shares of common stock for 401K matching contribution		206,470				206,470
Accrued dividends converted to additional stated value of Series A Preferred Stock		682,700	639,845			1,010,425
Shares of common stock and warrants issued upon conversion of shares of Series A Preferred Stock and Series B Preferred Stock		1,753,879				1,753,879
Shares of common stock and warrants issued upon conversion of principal on promissory note with a related party		500,000				500,000
Issued treasury shares for payment of services					$ 36,560

Organization and Nature of Operations	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Organization and Nature of Operations [Abstract]
ORGANIZATION AND NATURE OF OPERATIONS

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

In this quarterly report on Form 10-Q, the words “GreenHunter Energy”, “company”, “we”, “our”, and “us” refer to GreenHunter Energy, Inc. and its consolidated subsidiaries unless otherwise stated or the context otherwise requires. The condensed consolidated balance sheet of GreenHunter Energy, Inc. and subsidiaries as of September 30, 2011, the condensed consolidated statements of operations for the three and nine months ended September 30, 2011 and 2010, the condensed consolidated statement of stockholders’ equity for the nine months ended September 30, 2011, and the condensed consolidated statements of cash flows for the nine months ended September 30, 2011 and 2010, are unaudited. The December 31, 2010 condensed consolidated balance sheet information is derived from audited financial statements. In the opinion of management, all necessary adjustments (which include only normal recurring adjustments) have been made to present fairly the financial position at September 30, 2011, and the results of operations for the three and nine month periods ended September 30, 2011 and 2010, changes in stockholders’ equity for the nine months ended September 30, 2011, and cash flows for the nine month periods ended September 30, 2011 and 2010.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have been condensed or omitted. You should read these condensed consolidated financial statements in conjunction with the financial statements and notes thereto included in our December 31, 2010 Form 10-K. The results of operations for the three and nine month periods ended September 30, 2011 are not necessarily indicative of the operating results that will occur for the full year.

The accompanying condensed consolidated financial statements include the accounts of the company and our subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain items have been reclassified to conform with the current presentation.

Development Stage Company

The Company has not earned significant revenue from planned principal operations since the second quarter of 2010. Accordingly, effective July 1, 2010, the Company’s activities have been accounted for as those of a “Development Stage Enterprise” as set forth by FASB ASC 915. Among the disclosures required are that the Company’s financial statements be identified as those of a development stage company, and the statements of operations, stockholders’ equity and cash flows disclose activity since the date of the Company’s inception of development stage.

Nature of Operations

Our business plan is to acquire businesses, develop projects, and operate assets involved within the of clean water business as it relates to the oil and gas industry in the unconventional oil and natural gas resource plays. We had previously structured our business to become a leading provider of clean energy products offering industrial, business, and residential customers the opportunity to purchase and utilize clean energy generated from renewable sources. We have refocused our efforts in 2011 on clean water management systems and services. Management has identified a significant unmet need and market opportunity in the area of clean water management as it relates to unconventional oil and natural gas resource plays in the energy industry.

The accompanying financial statements include the accounts of GreenHunter Energy, Inc. and our wholly-owned subsidiaries, GreenHunter Mesquite Lake, LLC (“Mesquite Lake”), GreenHunter Wind Energy, LLC (“Wind”), and GreenHunter Water, LLC. All significant intercompany transactions and balances have been eliminated.

Income or Loss Per Share

Basic income or loss per common share is net income or loss applicable to common stockholders divided by the weighted average number of common shares outstanding during the period. Diluted income or loss per common share is calculated in the same manner, but also considers the impact to net income or loss and common shares outstanding for the potential dilution from stock options, warrants, convertible debentures and preferred stock.

Shares of common stock underlying the following items were not included in dilutive weighted average shares outstanding for the three and nine month periods ended September 30, 2011 and 2010, as their effects would have been anti-dilutive.

	Nine months ended September 30,
	2011	2010
Stock options	6,776,500	7,076,500
Warrants	3,638,794	6,351,745
Convertible debentures	5,625,970	31,283,251
Preferred Stock	2,893,744	3,056,447

Total	18,935,008	47,767,943

NOTE 1. ORGANIZATION AND NATURE OF OPERATIONS

GreenHunter Energy, Inc. (“GreenHunter”) was incorporated in the State of Delaware on June 7, 2005 under the name BTHC IV, Inc. We were formed for the purpose of reincorporating BTHC IV, LLC, a Texas limited liability company, in the State of Delaware. BTHC IV, LLC was reincorporated in Delaware by means of a merger into our company on April 11, 2006.

On December 6, 2006, GreenHunter Wind Energy LLC (“Wind Energy”), completed a “reverse acquisition” with GreenHunter. In exchange for all of the membership interest of Wind Energy, we issued 14,560,000 shares of Common Stock to the sole shareholder of Wind Energy, or 97.1% of all of the issued and outstanding stock of the company. Simultaneous with the closing of the transaction with Wind Energy, we changed our name to GreenHunter Energy, Inc. and increased the number of authorized shares of common stock to 100,000,000, consisting of 90,000,000 shares of common stock, having a par value of $.001 per share and 10,000,000 shares of preferred stock, having a par value of $.001 per share.

Current Plan of Operations and Ability to Operate as a Going Concern

Our financial position has been adversely affected by our lack of working capital and the overall deterioration across all capital markets, particularly those for renewable energy companies. A substantial drop in market prices of all energy products including the price of biodiesel and our feedstock inventories adversely impacted our inventory values and resulting working capital positions. The lack of consistent and meaningful governmental support with tax incentives and other credit enhancements has had a serious detrimental effect on our planned business operations. We also were unable to make the interest payments due on our Series A Redeemable Debentures for the periods of April 2009 through September 30, 2010. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The trustee of the trust is Jack C. Myers, Esq. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy.

As of December 31, 2010, we had a working capital deficit of $7.3 million which includes $4.2 million related to construction at our Mesquite Lake Biomass Plant.

We have continued to experience losses from ongoing operations. These factors raise doubt about our ability to continue as a going concern. On September 29, 2010 and December 30, 2010 the Chairman and Chief Executive Officer loaned the Company $600 thousand and $260 thousand, respectively, to fund short-term liquidity needs in exchange for promissory notes due October 31, 2010 and January 1, 2011, respectively, which have been extended to April 30, 2011. On March 30, 2011, we received a letter of guarantee from the Chairman and Chief Executive Officer of the company for up to $1.5 million of credit support if needed to fund operations. In September 2010, we closed on $29.9 million in RZFB bonds issued through the California Enterprise Development Authority (CEDA). We did not extend the mandatory redemption date of January 20, 2011, and we are no longer pursuing the bonds as a method of financing the Mesquite Lake project due to the lack of market to sell the bonds. We believe the unrestricted cash, proceeds from our private placement offering beginning February 2011, the $500 thousand in proceeds from the sale of our Ocotillo project to be received in September 2011, discussed further in Note 6 — Acquisitions and Divestitures, and the letter of guarantee and credit support will be sufficient to fund operations for the next twelve months.

Execution of our business plan for the next twelve months requires the ability to generate cash to satisfy planned operating requirements. With the anticipated funds available from the proceeds from our private placement offering, the $500 thousand in proceeds from the sale of our Ocotillo project to be received in September 2011, and the letter of guarantee and credit support, we anticipate having sufficient cash reserves to meet all of our anticipated operating obligations for the next twelve months. Planned capital expenditures are wholly dependent on the Company’s ability to secure additional capital. As a result, we are in the process of seeking additional capital through a number of different alternatives, and particularly with respect to procuring working capital sufficient for the development of our Mesquite Lake biomass plant in order that we have a business segment that can generate positive cash flow to sustain operations.

Development Stage Company

The Company has not earned significant revenue from planned principal operations since the second quarter of 2010. Accordingly, effective July 1, 2010, the Company’s activities have been accounted for as those of a “Development Stage Enterprise” as set forth by FASB ASC 915. Among the disclosures required are that the Company’s financial statements be identified as those of a development stage company, and the statements of operations, stockholders’ deficit and cash flows disclose activity since the date of the Company’s inception of development stage.

Nature of Operations

Our business plan is to acquire and operate assets in the renewable energy sectors of biomass, geothermal, wind, and solar. Our plan is to become a leading provider of clean energy products offering residential, business and industrial customers the opportunity to purchase and utilize clean energy generated from renewable sources.

We currently have ongoing business initiatives at GreenHunter in biomass through GreenHunter Mesquite Lake, Inc, (“Mesquite Lake”).

During 2007 we acquired Channel Refining Corporation (“CRC”), which we subsequently renamed GreenHunter BioFuels, Inc. (“BioFuels”). We completed the construction of a 105 million gallon per year intended nameplate capacity biodiesel refinery during 2008 and began production at this facility during August of the same year. The biodiesel refinery built on this site also includes terminal operations, product bulk storage, as well as the ability to process contaminated methanol (a chemical used in biodiesel production). We generated revenues during 2008 and 2009 from biodiesel sales, methanol processing and terminal storage at this site. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The trustee of the trust is Jack C. Myers, Esq. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy. See Note 5 — Discontinued Operations for more information.

On May 14, 2007, we acquired an inactive 18.5 megawatt (“MW”) (nameplate capacity) biomass plant located in Southern California. The plant is owned by our wholly-owned subsidiary, GreenHunter Mesquite Lake, Inc. (“Mesquite Lake”), which was formed for the purpose of operating and owning assets which convert waste material to electricity. We began refurbishing this bio-mass plant during July 2008 but ceased work during the fourth quarter of 2008 when we were informed that certain required permits at the facility were not in place. On August 19, 2009 we entered into a power purchase agreement with a major public utility based in Southern California. During 2010 we restarted refurbishment activities but ceased work during December 2010 until financing is obtained.

On August 29, 2008, we acquired an existing 14 MW (nameplate capacity) wood waste-fired biomass power plant located in Telogia, Florida. The biomass power plant, Telogia Power, LLC, and an associated entity, Telogia Power Unit #2, LLC, (collectively, “Telogia”), were acquired from a privately-held power plant operator. Due to financial constraints, as a result of hurricane damage at our BioFuels facility and the global capital market deterioration, we began marketing our Telogia plant for resale during the fourth quarter of 2008 and completed the divestiture during February 2009 which resulted in a gain of $549 thousand. See Note 5 — Discontinued Operations for more information.

Our Wind Energy segment remains in the development stage. We continue to hold existing rights to potential wind energy farm locations in California to operate and gather data produced from wind measurement equipment located on these sites.

Current Plan of Operations and Ability to Operate as Going Concern	9 Months Ended
Sep. 30, 2011
Current Plan of Operations and Ability to Operate as Going Concern [Abstract]
CURRENT PLAN OF OPERATIONS AND ABILITY TO OPERATE AS A GOING CONVERN

NOTE 2. CURRENT PLAN OF OPERATIONS AND ABILITY TO OPERATE AS A GOING CONCERN

Our financial position has been adversely affected by our lack of working capital and the overall deterioration across all capital markets, particularly those for renewable energy companies. The lack of consistent and meaningful governmental support with tax incentives and other credit enhancements has had a serious detrimental effect on our previously planned business operations.

As of September 30, 2011, we had a working capital deficit of $12.6 million which includes $4.3 million related to earlier construction activities at our Mesquite Lake Biomass Plant.

We have continued to experience losses from ongoing operations. These factors raise doubt about our ability to continue as a going concern. We have begun to generate revenue from our water management activities. We have received a number of capital advances from our Chairman and Chief Executive Officer in exchange for promissory notes that have been consolidated and extended to December 31, 2011. On August 15, 2011, the letter of guarantee from the Chairman and Chief Executive Officer of the company was increased for up to $2.0 million of credit support if needed to fund future operations. The total amount loaned against this letter of guarantee is approximately $922 thousand resulting in a remaining guarantee of $1.1 million as of September 30, 2011.

Execution of our business plan for the next twelve months requires the ability to generate cash to satisfy planned operating requirements. We expect to receive $500 thousand in proceeds from the sale of our Ocotillo wind energy project after certain conditions are met which is estimated to be during the first quarter of 2012. Along with the revenue generated from our water management activities and letter of guarantee and credit support, we anticipate having sufficient cash reserves to meet all of our anticipated operating obligations for the next twelve months. Planned capital expenditures are wholly dependent on the Company’s ability to secure additional capital. As a result, we are in the process of seeking additional capital through a number of different alternatives, and particularly with respect to procuring working capital sufficient for the development of our water management projects in order that we have a business segment that can generate positive cash flow to sustain operations. We continue to pursue numerous opportunities in the water resource management business as it relates to the oil and gas industry.

New Accounting Pronouncements	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
New Accounting Pronouncements [Abstract]
NEW ACCOUNTING PRONOUNCEMENTS

NOTE 3. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the FASB issued ASU 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The amended guidance changes several aspects of the fair value measurement guidance in ASC 820, Fair Value Measurement, further clarifying how to measure and disclose fair value. This guidance amends the application of the “highest and best use” concept to be used only in the measurement of fair value of nonfinancial assets, clarifies that the measurement of the fair value of equity-classified financial instruments should be performed from the perspective of a market participant who holds the instrument as an asset, clarifies that an entity that manages a group of financial assets and liabilities on the basis of its net risk exposure can measure those financial instruments on the basis of its net exposure to those risks, and clarifies when premiums and discounts should be taken into account when measuring fair value. The fair value disclosure requirements also were amended. The amendment is effective for the Company at the beginning of January 2012, with early adoption prohibited. The adoption of this amendment is not expected to materially affect the Company’s financial statements.

NOTE 4. RECENTLY ISSUED ACCOUNTING STANDARDS

In January 2010, the FASB issued ASC 2010-06, Improving Disclosures about Fair Value Measurements (ASC 820-10). These new disclosures require entities to separately disclose amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and the reasons for the transfers. In addition, in the reconciliation for fair value measurements for Level 3, entities should present separate information about purchases, sales, issuances, and settlements. This guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the roll forward of activity in Level 3 fair value measurements. Those disclosures are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Our adoption of the disclosures, excluding the Level 3 activity disclosures, did not have a material impact on our notes to the condensed consolidated financial statements. See Note 3 — Fair Value of Financial Instruments for additional information. We are still evaluating the impact of the Level 3 disclosure requirements on our notes to the consolidated financial statements.

Fair Value of Financial Instruments	9 Months Ended
Sep. 30, 2011
Fair Value of Financial Instruments [Abstract]
FAIR VALUE OF FINANCIAL INSTRUMENTS

NOTE 4. FAIR VALUE OF FINANCIAL INSTRUMENTS

Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standards also establish a framework for measuring fair value and a valuation hierarchy based upon the transparency of inputs used in the valuation of an asset or liability. Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy contains three levels:

•	Level 1 — Quoted prices (unadjusted) for identical assets or liabilities in active markets

•

Level 2 — Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; and model-derived valuations whose inputs or significant value drivers are observable

•	Level 3 — Significant inputs to the valuation model are unobservable

As of September 30, 2011 and December 31, 2010 there were no transactions measured at fair value on a nonrecurring basis. The following table shows assets and liabilities measured at fair value on a recurring basis as of September 30, 2011 and December 31, 2010 and the input categories associated with those assets and liabilities.

	$1,001,622	$1,001,622	$1,001,622
Fair value measurements on a recurring basis September 30, 2011
	Level 1	Level 2	Level 3
Convertible securities	$—	$—	$23,857

Total liabilities at fair value	$—	$—	$23,857

	$1,001,622	$1,001,622	$1,001,622
Fair value measurements on a recurring basis December 31, 2010
	Level 1	Level 2	Level 3
Convertible securities	$—	$—	$1,001,622

Total liabilities at fair value	$—	$—	$1,001,622

The following schedule shows the changes in fair value measurements during the nine months ended September 30, 2011:

Fair market value as of December 31, 2010	$(1,001,622)
Unrealized loss from change in fair market value	(185,944)
Fair market value of derivatives settled upon conversion of Preferred Stock to common shares	1,163,709

Fair market value as of September 30, 2011	$(23,857)

The Company had current derivative liabilities resulting from the antidilutive features on its common stock warrants, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock. The estimated fair value of the convertible securities liability is revalued at each balance sheet date, with changes in value recorded as other income or expense in the consolidated statements of operations. As discussed in Note 8, Stockholders’ Equity, on June 21, 2011, pursuant to the agreement with the holder of our Series A and Series B Preferred Stock outstanding, the holder converted 772 shares of Series A Preferred and 773 shares of Series B Preferred with combined stated value of $1.8 million into 772,500 units under a private placement of common stock and warrants. The fair value of the antidilutive provision for those shares on June 21, 2011, of $1.2 million was reclassed to additional paid in capital upon the conversion of the preferred shares.

Discontinued Operations	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Discontinued Operations [Abstract]
DISCONTINUE OPERATIONS

NOTE 5. DISCONTINUED OPERATIONS

During June 2010, the assets of GreenHunter BioFuels, Inc. were placed into receivership. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy. The divestiture of our interests in GreenHunter BioFuels resulted in a gain of $33.1 million.

The following table provides summarized income statement information related to GreenHunter BioFuel’s discontinued operations for the three and nine months ended September 30, 2010:

	Three months ended September 30, 2010	Nine months ended September 30, 2010
Sales and other revenues from discontinued operations	$—	$319,170
Operating expenses from discontinued operations	(298,009)	(4,127,513)
Other income (expense) from discontinued operations	(1,210,780)	(4,137,871)

Income (loss) from discontinued operations	$(1,508,789)	$(7,946,214)

NOTE 5. DISCONTINUED OPERATIONS

On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The trustee of the trust is Jack C. Myers, Esq. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy. The divestiture of our interests in GreenHunter BioFuels resulted in a gain of $33.1 million.

The following table provides summarized income statement information related to BioFuels discontinued operations for the year ended December 31, 2010 and 2009:

	2010	2009
Sales and other revenues from discontinued operations	$319,170	$5,791,533
Operating expenses from discontinued operations	(4,449,138)	(10,402,491)
Other income from discontinued operations	(4,903,259)	(3,626,544)

Net loss from discontinued operations	$(9,033,227)	$(8,237,502)

We completed the sale of the Telogia plant during February 2009 for total proceeds of approximately $4.5 million cash received. We recorded a gain of approximately $443 thousand on the disposal net of post closing adjustments.

The following table provides summarized income statement information related to Telogia’s discontinued operations for the year ended December 31, 2010 and 2009:

	2010	2009
Sales and other revenues from discontinued operations	$—	$—
Operating expenses from discontinued operations	—	(215,832)
Other income from discontinued operations	100,000	725,348

Net income from discontinued operations	$100,000	$509,516

During September 2009, we abandoned the assets and our interests in Haining City Wind Energy, LLC (“Haining City”) resulting in a loss on asset abandonment of $88 thousand.

The following table provides summarized income statement information related to Haining City’s discontinued operations for the year ended December 31, 2009:

2009
Sales and other revenues from discontinued operations	$—
Operating expenses from discontinued operations	(61,080)
Other income from discontinued operations	12,474

Net loss from discontinued operations	$(48,606)

During December 2009, we abandoned the assets and our interests in Wheatland Wind Power, LLC (“Wheatland”) resulting in a loss on asset abandonment of $918 thousand.

The following table provides summarized income statement information related to Wheatland’s discontinued operations for the year ended December 31, 2009:

2009
Sales and other revenues from discontinued operations	$—
Operating expenses from discontinued operations	(87,211)
Other income from discontinued operations	61,047

Net loss from discontinued operations	$(26,164)

Impairments	9 Months Ended
Sep. 30, 2011
Impairments [Abstract]
IMPAIRMENTS

NOTE 6. IMPAIRMENTS

We periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful life of long-term assets or whether the remaining balance of long-term assets should be evaluated for possible impairment. We compare the estimate of the related undiscounted cash flows over the remaining useful lives of the applicable assets to the assets’ carrying values in measuring their recoverability. When the future cash flows are not sufficient to recover an asset’s carrying value, an impairment charge is recorded for the difference between the asset’s fair value and its carrying value. During the nine months ended September 30, 2011, we recorded no impairments. We recorded $161 thousand of impairments for the nine months ended September 30, 2010, on assets related to wind projects that had expired.

Notes Payable	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Notes Payable [Abstract]
NOTES PAYABLE

NOTE 7. NOTES PAYABLE

Notes Payable at September 30, 2011 and December 31, 2010, consisted of the following:

	September 30, 2011	December 31, 2010
Long-Term Debt:
Note payable due November 30, 2017, 5.7% (See Note 13, Subsequent Events)	$2,920,119	$2,982,051
Notes payable to related party due December 31, 2011, 10% and 14%	922,157	766,957
Notes payable due between July 1, 2011 and March 2, 2012, rates from 7.0% to 8.25%	17,847	81,499
9% Series B Senior Secured Redeemable Debentures due on various dates ranging from September 30, 2013 to February 28, 2014, net of discount of $21,675 and $29,558 at September 30, 2011 and December 31, 2010, respectively	5,280,132	5,272,249

	9,140,255	9,102,756
Less: current portion	(6,318,917)	(943,560)

Total Long-Term Debt	$2,821,338	$8,159,196

Note Payable to Related Party

During the nine months ended September 30, 2011, the Company has borrowed an additional $100 thousand under a promissory note due to the Company’s Chairman and Chief Executive Officer. On May 6, 2011, the maturity date was extended to December 31, 2011 and accrued interest of $42 thousand was added to the principle balance. During the nine months ended September, 30, 2011, the Company borrowed an additional $570 thousand under a new promissory note at an interest rate of 14% from the Chairman and Chief Executive Officer. During the nine months ended September 30, 2011, related party receivable balances of approximately $57 thousand were offset against the promissory note.

On June 21, 2011, principal in the amount of $500,000 from the 10% Promissory Note was converted to 250,000 units which were offered under our private placement of common stock and warrants. See Note 8, Stockholders Equity, for more information.

The balance under these promissory notes was $922,157 at September 30, 2011, and $766,957 at December 31, 2010.

Series B Debentures

The Company has not paid interest on the Series B debentures for the period March 2011 through September 2011. Therefore, we were in default on our Series B Debentures at September 30, 2011. Upon an event of default, the debentures become due and payable upon demand, so we have classified the debentures as a current liability as of September 30, 2011. These debentures are secured by GreenHunter Energy’s equity interest in GreenHunter Mesquite Lake, LLC and are otherwise non-recourse to GreenHunter Energy.

NOTE 7. NOTES PAYABLE

Notes Payable at December 31, 2010 and 2009 consisted of the following:

	2010	2009
Note payable due June 17, 2010, 7.0%	$—	$79,820
Note payable due November 31, 2017, 5.7%	2,982,051	3,072,766
Note payable to related party due April 30, 2011, 10%	766,957	—
Notes payable due between February 15, 2011 and July 1, 2011, rates from 5.75% to 9.9%	81,499	—
10% Series A Senior Secured Redeemable Debentures, net of $0 and $1,007,039 discount, respectively	—	20,027,109
9% Series B Senior Secured Redeemable Debentures, net of $40,069 and $49,628 discount, respectively	5,272,249	5,261,739

	9,102,756	28,441,434
Less: current portion	(943,560)	(169,541)

Total Long-Term Debt	$8,159,196	$28,271,893

The following table presents the approximate annual maturities of debt as of December 31, 2010:

2011	$943,560
2012	100,049
2013	3,612,096
2014	1,824,672
Thereafter	2,622,379

$9,102,756

Notes Payable

During 2009, we financed a portion of our annual insurance premiums for our Houston refinery in the amount of $221,560 and our annual corporate insurance premiums in the amount of $76,762. The notes bore interest at fixed rates of 6.1% and 7.0%, respectively, and both were paid off in 2010.

During 2010, we financed a portion of our annual insurance premiums in the amount of $160,840 with various notes bearing fixed rates between 5.75% and 9.0%. The notes have maturity dates ranging from February 15, 2011 to July 1, 2011.

10% Series A Senior Secured Redeemable Debentures

We have issued approximately $21 million of our 10% Series A Senior Redeemable Debentures (“Series A Debentures”)these debentures, resulting in net proceeds of approximately $18.9 million since inception of this series. These debentures are non-recourse to GreenHunter Energy, and are secured by our GreenHunter BioFuels, Inc. common stock. This offering was cancelled during April of 2008, and all proceeds were received by June 30, 2008.

The Series A Debentures were offered in a private placement and have not been registered. The debentures have a term of five years from the date of issue and may be exchangeable at our option into freely tradable shares of our common stock. We have the right to call for redemption at any time. If redeemed, we would be required to pay a redemption price, in cash and/or common stock, equal to the following percentage of the principal amount depending on the year after issuance: 105% during the first year, 104% during the second year, 103% during the third year, and 102% during the fourth year and continuing through maturity.

During April 2009 through September 2010, we were unable to make the interest payments on these debentures. On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The trustee of the trust is Jack C. Myers, Esq. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy.

9% Series B Senior Secured Redeemable Debentures

During July 2008, we announced the offering of a 9% Series B Senior Secured Redeemable Debentures (“Series B Debentures”). These debentures have a term of five years and may be exchangeable into shares of our common stock after one year, at our option. These debentures are non-recourse to GreenHunter Energy, and are secured by our GreenHunter Mesquite Lake, Inc. common stock. Since inception of this series, we have issued approximately $5.3 million of these debentures, resulting in net proceeds of approximately $4.9 million. This offering was cancelled during April of 2009.

Note Payable to Related Party

On September 29, 2010 and December 30, 2010, the Company entered into a promissory note with our Chairman and Chief Executive Officer for $600,000 and $260,000, respectively, due on October 31, 2010 and January 1, 2011, respectively, at an interest rate of 10%. The promissory notes were extended to April 30, 2011. The promissory note was offset against related party receivable balance of $93,043. Therefore, the remaining promissory note balance is $766,957.

Stockholders Equity	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Stockholders' Equity [Abstract]
STOCKHOLDERS' EQUITY

NOTE 8. STOCKHOLDERS’ EQUITY

The following table reflects changes in our outstanding common stock, preferred stock and warrants during the periods reflected in our financial statements from December 31, 2010 to September 30, 2011:

	Preferred Stock	Common Stock	Treasury Stock	KSOP	Warrants
December 31, 2010	17,325	22,576,504	22,412	15,200	5,443,911
Issue common stock and warrants for cash	—	1,045,000	—	—	1,045,000
Issue common stock and warrants upon conversion of $500,000 in principal on promissory notes	—	500,000	—	—	500,000
Issue common stock and warrants upon conversion of 1,545 shares of preferred stock	(1,545)	1,545,000	—	—	1,545,000
Common shares granted to non-employee Board Members	—	28,090	—	—	—
Common shares granted as 401k matching contribution	—	229,410	—	—	—
Warrants expired during the period	—	—	—	—	(4,895,117)

September 30, 2011	15,780	25,924,004	22,412	15,200	3,638,794

Preferred Stock

We were not able to pay dividends on our Series A Preferred Stock for the quarters ending December 31, 2010, March 31, 2011, June 30, 2011, and September 30, 2011. In accordance with the terms of this preferred stock, accrued dividends of $344 thousand and $339 thousand on March, 31, 2011 and September 30, 2011, respectively, were added to the stated value of the preferred stock. This additional $683 thousand in stated value will accrue dividends at a 10% rate per annum.

In January of 2011 we entered into an agreement with the holder of our Series A and Series B Preferred Stock where by the holder waived their right under the Series A and Series B Certificate of Designations as it pertains to the adjustment of the conversion price caused by the Company’s private placement to certain accredited investors for consideration of the ability to convert shares of the Series A Preferred having an aggregate stated value equal to 50% and shares of the Series B Preferred having an aggregate stated value equal to 50% of the gross proceeds received by the Company from investors after the closing of the offering into shares of common stock of the Company at the same price which the Company sells the unit shares to investors.

On June 21, 2011, pursuant to the agreement with the holder of our Series A and Series B Preferred Stock outstanding, the holder converted 772 shares of Series A Preferred and 773 shares of Series B Preferred with combined stated value of $1.8 million into 772,500 units which were sold under our private placement of common stock and warrants. The fair value of the antidilutive provision for those shares on June 21, 2011, of $1.2 million was reclassed to additional paid in capital upon the conversion of the preferred shares.

Common Stock and Common Stock Warrants

We have 90,000,000 authorized shares of common stock. We cannot pay any dividends on our common stock until all Series A cumulative preferred dividends have been satisfied.

On January 28, 2011, the Company entered into a private placement of common equity securities with accredited investors. The equity securities sold consisted of units comprised of two shares of common stock and two common stock warrants, one with an exercise price of $1.50 and another with an exercise price of $2.50 per share for $2.00 per unit. The sale of these units resulted in new proceeds of $1.0 million to the Company. The warrants are exercisable immediately and expire on January 31, 2014.

The Company’s private placement entered into on January 28, 2011, triggered the antidilutive provision on 4,602,548 common stock warrants outstanding at that time, which adjusted the exercise price for the warrants to $1.50.

On April 6, 2011, the Company’s Board of Directors approved the 2010 fiscal year 401k matching contribution of $206 thousand to be paid in shares of common stock of the company based on the closing price on that date.

On June 21, 2011, the Company issued 1,545,000 shares of common stock, 772,500 warrants with an exercise price of $1.50, and 772,500 warrants with an exercise price of $2.50 upon the conversion of shares of preferred stock with a stated value of $1.8 million. The fair value of the antidilutive provision on the converted preferred shares on June 21, 2011, of $1.2 million was reclassed to additional paid in capital upon the conversion of the preferred shares.

On June 21, 2011, the Company issued 500,000 shares of common stock, 250,000 common stock warrants with an exercise price of $1.50, and 250,000 common stock warrants with an exercise price of $2.50 upon the conversion of $500 thousand in principal of our promissory notes with a related party.

During the nine months ended September 30, 2011, 4,895,117 of our $1.50 common stock warrants have expired.

NOTE 9. STOCKHOLDERS’ EQUITY

The following table reflects changes in our outstanding common stock, preferred stock and warrants during the periods reflected in our financial statements:

	Preferred Stock	Common Stock	Treasury Stock	KSOP	Warrants
January 1, 2009	23,075	20,988,876	44,436	15,200	6,208,948
Conversion of Series A Preferred Shares	(5,750)	1,150,000	—	—	—
Issue warrants on 9% Series B Redeemable Debentures issuances	—	—	—	—	42,797
Issue treasury shares for services provided	—	—	(22,024)	—	—

December 31, 2009	17,325	22,138,876	22,412	15,200	6,251,745

Issued 100,000 warrants upon receipt of letter of guaranty	—	—	—	—	100,000
Warrants expired					(907,834)

December 31, 2010	17,325	22,138,876	22,412	15,200	5,443,911

Preferred Stock

Series A Preferred

On March 9, 2007, we authorized and established a series of preferred stock that was designated as “2007 Series A 8% Convertible Preferred Stock” (“Series A Preferred”). This series was constituted as 12,500 shares with a stated value per share initially set equal to $1,000. On March 12, 2007, we executed a securities purchase agreement with institutional investors whereby we agreed to issue to such institutional investors the following securities of the company for an aggregate consideration of $15 million: $12.5 million in principal amount of our Series A Preferred, 500 thousand shares of our common stock at $5.00 per share and 1.5 million common stock purchase warrants at an exercise price of $7.50 per warrant (of which 1,250,000 warrants were allocable to the holders of the Series A Preferred).

We allocated $4.62 to each share of common stock and $0.76 to each common stock warrant in establishing the fair value of these securities. Gross proceeds of $15 million ($14.95 million net of expenses) were received by us thereafter through May 15, 2007 from the issuance of the preferred and common stock and the common stock warrants to these institutional investors. The warrants are described further below.

The Series A Preferred provides for a cumulative dividend that may be payable at our option in cash or shares of common stock at 115% of the cash dividend payable and using the 10-day average price per share of common stock. A holder of the Series A Preferred has the right to convert these shares at any time into shares of common stock at a conversion price of $5.00 per common share. We may force conversion at any time subject to the following conditions: (i) the closing price of our common stock exceeds $20.00 for thirty-one trading days, and (ii) the average trading volume of the shares over the same 31-day period equals or exceeds 65,000 shares. After five years, we may redeem the preferred stock for cash. Other provisions of the this series of preferred stock include a liquidation preference, anti-dilution provisions where by the conversion price maybe reduced if we issue securities for less than the then effective conversion price, voting rights equal to the common shareholders and other protective provisions. [See Note 10 for additional information on the unrealized loss associated with the antidilutive provision.

During March 2009, the holders of 400 shares of our Series A Preferred Stock elected to convert their preferred shares into common shares. We issued 80,000 shares of common stock upon the conversion.

During April 2009, the holders of 350 shares of our Series A Preferred Stock elected to convert their preferred shares into common shares. We issued 70,000 shares of common stock upon the conversion.

During June 2009, the holders of 5,000 shares of our Series A Preferred Stock elected to convert their preferred shares into common shares. We issued 1,000,000 shares of common stock upon the conversion.

We were not able to pay dividends on our Series A Preferred Stock for the quarters ending December 31, 2008 through September 30, 2010. In accordance with the terms of this preferred stock, accrued dividends of $1.5 million were added to the stated value of the preferred stock, resulting in a stated value per share of $1,220 at December 31, 2010. This additional $1.5 million in stated value will accrue dividends at a 10% rate.

Series B Preferred

On August 21, 2008, we authorized and established a series of preferred stock that was designated as “2008 Series B Convertible Preferred Stock” (“Series B Preferred”). This series was constituted as 10,575 shares with a stated value per share equal to $1,000. We executed a securities purchase agreement with the buyer at this time whereby the buyer returned 1,410,000 of their existing $7.50 common stock warrants and paid $10.6 million in cash (net of expenses) to GreenHunter, and we issued 10,575 shares of the Series B Preferred and 1,410,000 common stock warrants with an exercise price of $25.00. We cancelled the $7.50 common stock warrants which were returned to us in this transaction.

The Series B Preferred does not provide for any preferential dividends. A holder of the Series B Preferred has the right to convert these shares at any time into shares of common stock at a conversion price of $7.50 per common share. We may force conversion at any time subject to the following conditions: (i) the closing price of our common stock exceeds $20.00 for thirty-one trading days, and (ii) the average trading volume of the shares over the same 31-day period equals or exceeds 65,000 shares. After five years, we may redeem the preferred stock for cash. Other provisions of this series of preferred stock include a liquidation preference, anti-dilution provisions whereby the conversion price may be reduced if we issue securities for less than the then effective conversion price, voting rights equal to the common shareholders and other protective provisions. [See Note 10 for additional information on the unrealized loss associated with the antidilutive provision.]

We recorded a deemed preferred dividend of $13.9 million in relation to the Series B Preferred which reflects the excess of the fair value of the securities issued in the transaction over the carrying value of the warrants cancelled. We also recorded a deemed dividend of $666 thousand related to the beneficial conversion feature of the stock at the time of the placement.

Common Stock

We have 90,000,000 authorized shares of common stock. We may not pay any dividends on our common stock until all Series A cumulative preferred dividends have been satisfied.

During 2009, we issued 1,150,000 shares of our common stock to holders of our Series A Preferred Stock in association with the conversion of 5,750 shares of the preferred as described above.

On March 31, 2010, the Company granted 192,028 shares of common stock as matching contribution to the Company’s 401K plan. Additionally, during the year ended December 31, 2010, we granted share awards to directors totaling 170,600 shares.

Treasury Stock

During July 2009, we issued 22,024 shares of our treasury stock with a value of $37 thousand for payment of services provided.

No treasury stock was issued during 2010.

Common Stock Warrants

In association with the Series A preferred stock placement, we issued 1.5 million common stock warrants. Each of these warrants entitle the holder thereof to purchase one share of our common stock at $7.50 per share until the expiration date of five years after issuance. We can cause the warrant to be exercised after one year from March 12, 2007, if our common stock is trading at an average price over the prior 10 consecutive days of at least $12.50 per share. The warrants contain customary anti-dilution provisions. [See Note 10 for additional information on the unrealized loss associated with the antidilutive provision.] Additionally, the warrants issued in connection with the preferred stock were treated as a dividend paid on the preferred stock upon their issuance, with a fair value of $950 thousand. In association with our Series B Preferred issuance, we cancelled 1.4 million of these warrants when they were returned to the company.

In association with our April 2007 common stock placement, we issued 500 thousand common stock warrants. Each common stock purchase warrant entitles the holder thereof to purchase one share of our common stock at $7.50 per share at any time prior to the expiration date of April 5, 2012. We can cause the warrants to be exercised after April 5, 2008 if our common stock is trading at an average price over the prior ten consecutive days of at least $12.50 per share. The warrants contain customary anti-dilution provisions.

In association with our December 2007 common stock placement, we issued 807,834 common stock warrants. Each of these warrants entitled the holder to purchase a share of our common stock for $18.00 per share. These warrants were exercisable immediately and expired three years from the issue date, in December 2010. The warrants were callable by us if our common stock trades at an average price at or above $24.00 per share for the previous ten trading days.

During the second quarter of 2008, we issued warrants to our 10% Debenture holders (“Debenture Warrants”) after the close of the Debenture program. We issued one Debenture Warrant for each $25 of Debentures purchased through April 30, 2008. These warrants have a three-year term beginning April 30, 2008 and will entitle the holder to purchase one common share of our stock at an exercise price of $25. The Debenture Warrants will be callable by GreenHunter if our common stock trades over $30 per share over a 10-day trading period, beginning two years after issuance. Upon the issuance of these warrants, we recorded a discount on our debentures of $1.7 million which will be amortized to expense over the contractual term of the related debenture. The discount was determined based on the relative fair values of the warrants (as determined by the Black-Scholes options pricing model) and the Debentures.

During the third quarter of 2008, we issued 2,470,004 warrants with a strike price of $27.50 to our common stock and preferred stock holders as dividends. We issued an additional 173,750 warrants with a strike price of $25.00 for exercise inducements. We recorded a common dividend of $3.2 million and deemed preferred dividends of $599 thousand on our warrant dividends.

During the fourth quarter of 2008, we issued 89,747 warrants upon the issuance of our Series B Debentures. Under our Series B Debenture offering, subscribers are entitled to 125 warrants for each $5,000 in principal issued. Warrant pricing was $25 for units acquired prior to October 15, 2008, $27.50 for units acquired after October 15, 2008 but prior to November 15, 2008, and $30.00 for units acquired after November 15, 2008. These warrants are exercisable immediately upon issuance and have a three-year life. We can require the warrant be exercised after one year of issuance if our common stock is trading at an average price of at least $35.00 per share over the prior 10 consecutive days of trading. These warrants contain customary anti-dilution provisions.

During the first quarter of 2009, we issued an additional 42,797 warrants upon the issuance of our Series B Debentures.

During the first quarter of 2010, we granted 100,000 warrants upon the receipt of the letter of guarantee and credit support from our Chairman and Chief Executive Officer. The exercise price of the warrants was set at $1.34 as of the issuance date of March 31, 2010, and will be proportionately increased or decreased upon subsequent combinations or subdivisions of common stock. These warrants are exercisable immediately upon issuance and have a five-year life. We determined the grant-date fair value of the warrants to be approximately $69 thousand, or $.69 per share using the Black-Scholes method with the following inputs: Stock price on the date of grant of $1.30, exercise price of $1.34, term of 5 years, volatility of 63.13% based on the average volatility of the Company and five comparable companies, and discount rate of 1.60% based on expected life of 2.5 years. The grant-date fair value of $69 thousand is included in selling, general, and administrative expense on our consolidated statement of operations for the year ended December 31, 2010. In the third quarter of 2010, the Chairman and Chief Executive Officer has rescinded his right to these warrants.

The following is a summary of warrant activity for the three years ended December 31, 2010 and 2009.

	2010		2009
	Shares	Weighted Average Exercise Price	Shares	Weighted Average Exercise Price
Outstanding — Beginning of Year	6,251,745	$23.98	6,208,948	$10.52
Granted	100,000	$1.34	42,797	$30.00
Exercised	—	—	—	$—
Cancelled	(907,834)	$16.16	—	$—
Outstanding — End of Year	5,443,911	$24.87	6,251,745	$23.98

Exercisable — End of Year	5,443,911	$24.87	6,251,745	$23.98

Share-Based Compensation	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Share-Based Compensation [Abstract]
SHARE-BASED COMPENSATION

NOTE 9. SHARE-BASED COMPENSATION

We account for our stock-based compensation in accordance with ASC standards on Share-based Payments. The standards apply to transactions in which an entity exchanges its equity instruments for goods or services and also applies to liabilities an entity may incur for goods or services that are to follow a fair value of those equity instruments. Under the ASC standards, we are required to follow a fair value approach using an option-pricing model, such as the Black-Scholes option valuation model, at the date of a stock option grant. The deferred compensation calculated under the fair value method would then be amortized over the respective vesting period of the stock option.

In September 2010, the Company adopted its 2010 Long-Term Incentive Compensation Plan (the “Incentive Plan”), which provides for equity incentives to be granted to employees, officers or directors of the Company, as well as key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less than the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. A maximum of 5,000,000 shares of Common Stock were authorized for issuance under the Incentive Plan.

Common Stock Options

The company did not grant any stock options during the nine months ended September 30, 2011.

We recorded share-based compensation expense of $345 thousand related to stock options for which the requisite service period elapsed during the nine months ended September 30, 2011. These expenses are included in our selling, general and administrative expenses. No option exercises occurred during the nine months ended September 30, 2011.

As of September 30, 2011, there was $645 thousand of total unrecognized compensation cost related to unvested shares associated with stock options which will be recognized over a weighted-average period of .99 years. We recognize compensation expense for our stock options on a straight-line basis over their vesting term. We are required to issue new shares of common stock upon the exercise of the stock options by such holder(s).

We estimated the fair value of each stock based grant using the Black-Scholes option pricing method for service and performance based options, and the Lattice Model for market based awards.

The following is a summary of stock option activity during the nine months ended September 30, 2011.

	Number of Shares	Weighted average Exercise Price	Aggregate Intrinsic Value* ($000’s)
Outstanding — Beginning of Period	7,076,500	$5.95	$—
Granted	—	—	—
Exercised	—	—	—
Cancelled	300,000	1.41	—

Outstanding — End of Period	6,776,500	$6.77	$—

Exercisable — End of Period	6,067,328	$7.35	$—

*	The Aggregate Intrinsic Value was calculated using the September 30, 2011stock price of $0.72.

The following is a summary of stock options outstanding at September 30, 2011:

Exercise Price	Number of Options Outstanding	Weighted Average Remaining Contractual Life (Years)	Number of Exercisable Options
$0.97	100,000	7.68	66,666
$1.41	200,000	8.21	100,000
$1.96	1,725,000	7.91	1,149,997
$5.00	3,247,000	5.63	3,247,000
$7.50	33,333	6.01	33,333
$10.00	243,333	6.16	243,333
$10.12	2,500	7.03	1,666
$12.00	6,500	6.24	6,500
$13.66	3,000	6.76	3,000
$17.76	40,000	6.37	40,000
$18.00	16,667	6.45	16,667
$18.91	1,099,167	6.38	1,099,166
$19.75	13,333	6.55	13,333
$20.64	25,000	6.69	25,000
$22.75	21,667	6.62	21,667

	6,776,500		6,067,328

Share Awards

During the nine months ended September 30, 2011, we granted 28,090 shares of common stock to the nonemployee members of the Board of Directors as payment for their fees for the first quarter of 2011 in lieu of receiving cash for their fees. These common shares vest immediately and were valued at weighted average of $0.89 per share, based on the quoted market value of the stock on the date of the grant. We recognized $25 thousand of expense in our selling, general, and administrative expenses as of September 30, 2011, related to these shares. These shares were not issued as of September 30, 2011 but are included in weighted average basic shares outstanding as of September 30, 2011. At September 30, 2011, there were 198,690 shares owed to the non-employee members of the Board of Directors that were not issued but are included in weighted average basic shares outstanding as of September 30, 2011.

NOTE 11. STOCK-BASED COMPENSATION

We account for our stock-based compensation in accordance with ASC standards on Share-based Payments. The standards apply to transactions in which an entity exchanges its equity instruments for goods or services and also applies to liabilities an entity may incur for goods or services that are to follow a fair value of those equity instruments. Under the ASC standards, we are required to follow a fair value approach using an option-pricing model, such as the Black-Scholes option valuation model, at the date of a stock option grant. The deferred compensation calculated under the fair value method would then be amortized over the respective vesting period of the stock option.

Common Stock Options

The company did not grant any stock options during the year ended December 31, 2010.

During June 2009, as compensation for joining the Board, 100,000 shares of stock options were granted to a Board Member at a strike price of $.97 with an estimated fair value of $.52 per share. The options have a life of ten years and vest in equal amounts over a three year period beginning with the date of grant.

During August 2009 the Board of Directors authorized the issuance of 1,961,000 shares of stock options to current employees. The options were issued at an exercise price of $1.96 with an estimated fair value of $1.13 per share. The options have a life of 10 years and vest in equal amounts over a three year period beginning with the date of grant.

During August 2009, as compensation for continued service on the Board, 100,000 shares of stock options were granted to a Board Member at a strike price of $1.96 with an estimated fair value of $1.13 per share. The options have a life of ten years and vest in equal amounts over a three year period beginning with the date of grant.

During December 2009 the Board of Directors authorized the grant of 500,000 shares of stock options to current employees. The options have a strike price of $1.41, an estimated fair value of $0.82 per share and a term of 10 years. Of these options, 100,000 vest after 1 year of service and 400,000 vest upon performance conditions being met.

In September 2010, the Company adopted its 2010 Long-Term Incentive Compensation Plan (the “Incentive Plan”), which provides for equity incentives to be granted to employees, officers or directors of the Company, as well as key advisers or consultants. Equity incentives may be in the form of stock options with an exercise price not less that the fair market value of the underlying shares on the date of grant, stock appreciation rights, restricted stock awards, stock bonus awards, other stock-based awards, or any combination of the foregoing. A maximum of 5,000,000 shares of Common Stock were authorized for issuance under the Incentive Plan.

We recorded share-based compensation expense of $1.6 million and $702 thousand during the years ended December 31, 2010 and 2009, respectively. These expenses are included in our selling, general and administrative expenses.

As of December 31, 2010, there was $1.2 million of total unrecognized compensation cost related to unvested shares associated with stock options which will be recognized over a weighted-average period of 1.55 years. We recognize compensation expense for our stock options on a straight-line basis over their vesting term. We will issue new shares upon the exercise of the stock options.

We estimated the fair value of each stock based grant using the Black-Scholes option pricing method for service and performance based options, and the Lattice Model for market based awards. The weighted average values for options issued for the year ended December 31, 2009 was as follows:

2009
Number of options issued	2,661,000
Weighted average stock price	$1.81
Weighted average exercise price	$1.52
Weighted average expected life of options (a)	5.00
Weighted average expected volatility (b)	67.2%
Weighted average risk-free interest rate	2.4%
Expected annual dividend per share	—
Weighted average fair value of each option	$1.05

(a)	As determined by the simplified method under Staff Accounting Bulletin 107. The options have a life of ten years.
(b)	The expected volatility of our common stock was estimated using an average of volatilities of publicly traded companies in similar energy businesses.

The following is a summary of stock option activity during the years ended December 31, 2010 and 2009.

	2010			2009
	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value*	Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value*
Outstanding — Beginning of Year	7,399,832	$5.93	$—	5,629,500	$9.88	$—
Granted	—	$—	—	2,661,000	$1.52	97,000
Exercised	—	$—	—	—	$—	—
Cancelled	(323,332)	$9.28	—	(890,668)	$14.40	—
Outstanding — End of Year	7,076,500	$5.95	—	7,399,832	$5.93	97,000

Exercisable — End of Year	5,257,497	$7.65	—	4,499,663	$8.38	—

*	The Aggregate Intrinsic Value was calculated using the December 31, 2010 and 2009 stock price of $0.81 and $1.15.

The following is a summary of stock options outstanding at December 31, 2010 :

Exercise Price	Number of Options Outstanding	Number of Exercisable Options	Weighted Average Remaining Contractual Life (Years)
$0.97	100,000	33,333	8.68
$1.41	500,000	—	9.21
$1.96	1,725,000	574,999	8.91
$5.00	3,247,000	3,247,000	6.63
$7.50	33,333	33,333	7.01
$10.00	243,333	243,333	7.16
$10.12	2,500	1,666	8.03
$12.00	6,500	6,500	7.24
$13.66	3,000	3,000	7.76
$17.76	40,000	40,000	7.37
$18.00	16,667	16,667	7.45
$18.91	1,099,167	997,666	7.38
$19.75	13,333	13,333	7.55
$20.64	25,000	25,000	7.69
$22.75	21,667	21,667	7.32

Share Awards

During the year ended December 31, 2010, we granted 170,600 shares of common stock to the nonemployee Board of Directors as payment for their fees for the years 2010 and 2009 in lieu of receiving cash for their fees. These common shares vest immediately. These shares were valued at weighted average of $1.05 per share, based on the quoted market value of the stock on the date of the grant, and $179 thousand of expense was recognized in our selling, general, and administrative expenses as of December 31, 2010 related to these shares. These shares were not issued as of December 31, 2010 but are included in weighted average basic shares outstanding as of December 31, 2010.

On October 1, 2009, we granted 100,000 shares of restricted common stock to a new executive of the company. These common shares vest at 25,000 after one year of service, 25,000 vest after two years of service, and 50,000 shares vest upon performance conditions being met. These shares were valued at $1.87, based on the quoted market value of the stock on the date of grant. Share-based compensation expense recognized for these shares was $110,382 and $38,309 for the years ended December 31, 2010 and 2009, respectively. The remaining $38,309 will be recognized over the remaining vesting term.

The following is a summary of unvested share awards for the year ended December 31, 2010:

	2010		2009
	Number of Shares	Weighted Average Grant Date Fair Value per Share	Number of Shares	Weighted Average Grant Date Fair Value per Share
Unvested — Beginning of Year	100,000	$1.87	—	—
Granted	170,600	$1.10	100,000	$1.87
Cancelled	—	—	—	—
Exercised	—	—	—	—
Vested	(195,600)	$1.22	—	—

Unvested — End of Period	75,000	$1.87	100,000	$1.87

Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 10. RELATED PARTY TRANSACTIONS

During the nine months ended September 30, 2011, we earned storage revenue for providing water storage tanks for lease to Triad Hunter, LLC, a wholly owned subsidiary of Magnum Hunter Resources Corporation, an entity for which our Chairman and Chief Executive Officer is an officer and significant shareholder. Storage and other revenue totaled $230 thousand for the three and nine months ended September 30, 2011 and $0 for the three and nine months ended September 30, 2010.

During the nine months ended September 30, 2011, we obtained accounting services for a fee and provided office space and services for a fee to Magnum Hunter Resources Corporation, an entity for which our Chairman and Chief Executive Officer is an officer and significant shareholder. Office related services revenues net of professional services expense totaled $66 thousand and $107 thousand for the three and nine months ended September 30, 2011 and $30 thousand and $90 thousand for the three and nine months ended September 30, 2010.

During the nine months ended September 30, 2011, the Company has borrowed an additional $100,000 under a promissory note due to the Company’s Chairman and Chief Executive Officer. On May 6, 2011, the maturity date was extended to December 31, 2011. The Company also borrowed an additional $570,000 under a new promissory note at an interest rate of 14% from the Chairman and Chief Executive Officer. On June 21, 2011, principal in the amount of $500,000 from the 10% Promissory Note was converted to 250,000 units which were offered under our private placement of common stock and warrants. See Note 8, Stockholders’ Equity, for more information.

NOTE 13. RELATED PARTY TRANSACTIONS

During 2010 and 2009, we rented an airplane for business use at various times from Pilatus Hunter, LLC, an entity 100% owned by Mr. Evans. Airplane rental expenses totaled $12 thousand and $158 thousand, during 2010 and 2009, respectively.

During the year ended December 31 2009, we leased excess office space to Gruy Petroleum Management, LLC, an entity 100% owned by Mr. Evans, for $48 thousand.

During the year ended December 31, 2010, we provided accounting services and received a fee from Magnum Hunter Resources Corporation, an entity for which our Chairman and Chief Executive Officer is an officer and major shareholder. Professional services revenues totaled $90 thousand for the year ended December 31, 2010.

During 2010, we granted 100,000 warrants upon the receipt of the letter of guarantee and credit support from our Chairman and Chief Executive Officer, which he subsequently rescinded, as discussed in Note 9.

On September 29, 2010, and December 30, 2010, the Chairman and Chief Executive Officer loaned the Company $600 thousand and $260 thousand, respectively, in exchange for promissory notes due October 31, 2010, and January 1, 2011, respectively, which have been extended to April 30, 2011. The promissory note was offset against a related party receivable balance $93,043, therefore, the remaining promissory note balance is $766,957. See Note 7 for additional information.

Segment Data	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Segment Data [Abstract]
SEGMENT DATA

NOTE 11. SEGMENT DATA

We currently have three reportable segments: Water Management, Wind Energy, and Biomass. Each of our segments is a strategic business that offers different products and services. They are managed separately because each business unit requires different technology, marketing strategies and personnel. All of our segments are still in development stages with no significant operations.

The accounting policies for our segments are the same as those described in our Form 10-K for the year ended December 31, 2010. There are no intersegment revenues or expenses.

Segment data for the three and nine month periods ended September 30, 2011 and 2010 are as follows:

	For the Three Months Ended September 30, 2011
	Unallocated Corporate	Water Management	BioMass	Wind Energy	TOTAL
Total Revenues	$—	$229,800	$—	$—	$229,800
Total Operating Costs (recoveries)	—	203,500	—	3,113	206,613
Depreciation expense	47,762	—	—	—	47,762
Selling, general and administrative	645,972	20,951	(5,555)	318	661,686

Operating income (loss)	(693,734)	5,349	5,555	(3,431)	(686,261)
Other income and (expense)	(180,080)	—	—	—	(180,080)

Income (loss) from continuing operations	$(873,814)	$5,349	$5,555	$(3,431)	$(866,341)

Total Assets	$3,983,980	$3,805	$18,980,209	$(476)	$22,967,518

Capital Expenditures	$—	$2,306	$—	$—	$2,306

Depreciation expense	$47,298	$—	$—	$—	$47,298
Selling, general and administrative	1,202,487	—	386,854	2,900	1,592,241

Operating loss	(1,249,785)	—	(386,854)	(2,900)	(1,639,539)
Other income and (expense)	(132,352)	—	445,237	250,000	562,885

Income (loss) from continuing operations	$(1,382,137)	$—	$58,383	$247,100	$(1,076,654)

Total Assets	$5,702,782	$—	$18,295,087	$290,290	$24,288,159

Capital Expenditures	$—	$—	$958,986	$—	$958,986

	$69,745	$69,745	$69,745	$69,745	$69,745
	For the Nine Months Ended September 30, 2011
	Unallocated Corporate	Water Management	BioMass	Wind Energy	TOTAL
Total Revenues	$—	$229,800	$—	$—	$229,800
Total Operating Costs	—	203,500	—	3,316	206,816
Depreciation expense	142,242	—	—	—	142,242
Selling, general and administrative	2,481,469	20,951	273,973	1,288	2,777,681

Operating income (loss)	(2,623,711)	5,349	(273,973)	(4,604)	(2,896,939)
Other income and (expense)	(747,423)	—	—	—	(747,423)

Income (loss) from continuing operations	$(3,371,134)	$5,349	$(273,973)	$(4,604)	$(3,644,362)

Total Assets	$3,983,980	$3,805	$18,980,209	$(476)	$22,967,518

Capital Expenditures	$—	$2,306	$4,547	$—	$6,853

	$69,745	$69,745	$69,745	$69,745	$69,745
	For the Nine Months Ended September 30, 2010
	Unallocated Corporate	Water Management	BioMass	Wind Energy	TOTAL
Total Operating Costs	$—	$—	$—	$4,065	$4,065
Depreciation expense	141,803	—	—	—	141,803
Loss on asset impairments	—	—	—	160,824	160,824
Selling, general and administrative	3,326,696	—	34,477	15,368	3,376,541

Operating loss	(3,468,499)	—	(34,477)	(180,257)	(3,683,233)
Other income and (expense)	(189,543)	—	2,305,527	250,002	2,365,986

Income (loss) from continuing operations	$(3,658,042)	$—	$2,271,050	$69,745	$(1,317,247)

Total Assets	$5,702,782	$—	$18,295,087	$290,290	$24,288,159

Capital Expenditures	$7,474	$—	$1,279,209	$—	$1,286,683

NOTE 15. SEGMENT DATA

We currently have two reportable segments: Wind Energy and Biomass. Each of our segments is a strategic business that offers different products and services. They are managed separately because each business unit requires different technology, marketing strategies and personnel. All of our segments are still in development stages with no significant operations.

Our Wind Energy segment is currently in the development stage. We currently have no wind projects that we are developing.

Our Biomass segment is also in the development stage. We have purchased an inactive 18.5 MW (nameplate capacity) biomass power plant located in California, Mesquite Lake, and an inactive 14 MW (nameplate capacity) biomass power plant located in Telogia, Florida which was sold during the first quarter of 2009. We began refurbishing the plant during the third quarter in 2008. During 2008, we found that the existing air permit for the plant was not sufficient to support our planned operations, and we put this project on hold during the fourth quarter of 2008 while we went through the re-permitting process. We executed a new power purchase agreement for this facility in October 2009 and we obtained the air permit in July 2010. We plan to resume construction on the facility, including an expansion of up to 10 Megawatts (“MW”), sometime during the second quarter of 2011, assuming additional sources of funding are obtained.

Our Biomass segment will produce energy from organic matter available at or near the plant sites.

The accounting policies for our segments are the same as those described in Note 3. There are no intersegment revenues or expenses.

Segment data for the two years ended December 31, 2010 and 2009 follows:

	2010
	Unallocated Corporate	BioMass	Wind Energy	TOTAL
Total operating costs (recoveries)	—	—	(10,630)	(10,630)
Depreciation expense	189,758	—	—	189,758
Loss on asset impairments	—	—	160,824	160,824
Selling, general and administrative	4,466,508	597,325	16,936	5,080,769

Operating income (loss)	(4,656,266)	(597,325)	(167,130)	(5,420,721)
Other income and (expense)	(619,373)	2,305,527	250,002	1,936,156

Income (loss) from continuing operations	$(5,275,639)	$1,708,202	$82,872	$(3,484,565)

Total Assets	$5,038,025	$18,358,457	$21,530	$23,418,012

Capital Expenditures	$634,293	$1,470,232	$—	$2,104,525

	2009
	Unallocated Corporate	BioMass	Wind Energy	TOTAL
Total operating costs (recoveries)	(449,941)	38,309	67,136	(344,496)
Depreciation expense	182,405	—	46,291	228,696
Loss on asset impairments	1,651,161	—	217,750	1,868,911
Selling, general and administrative	4,835,147	1,139,979	639,028	6,614,154

Operating loss	(6,218,772)	(1,178,288)	(970,205)	(8,367,265)
Other income and (expense)	2,030,461	7,878	(723,360)	1,314,979

Loss from continuing operations	$(4,188,311)	$(1,170,410)	$(1,693,565)	$(7,052,286)

Total Assets	$12,753,524	$15,704,951	$229,484	$28,687,959

Capital Expenditures	$6,748	$40,865	$—	$47,613

Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Commitments and Contingencies [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 12. COMMITMENTS AND CONTINGENCIES

Bioversel, Inc

Bioversel brought suit against the Company on September 24, 2008, alleging that the Company has repudiated its biodiesel tolling agreement, as amended with the plaintiff. The plaintiff alleged breach of contract, fraud, and conversion regarding defendant’s ability to process feedstock into biodiesel under the contract. The Company filed a countersuit against Bioversel, Inc. for failure to make payments to defendant under the contract.

On October 11, 2011, the Court dismissed all claims against the Company under this lawsuit, with no right to appeal on the part of the Plaintiff.

Series A Debenture Holders, et al.

On or about June 29, 2007, GreenHunter issued a Private Placement Memorandum to potential investors for 10% Series A Secured Redeemable Debentures. The plaintiffs allege that the defendants fraudulently made representations to the plaintiffs that the debentures were collaterally backed by the biodiesel refinery, when in fact the only collateral for the Debentures was security in GreenHunter’s previously wholly owned subsidiary, GreenHunter BioFuels, Inc.

Plaintiffs refiled an arbitration case for this matter to be heard in Houston, Texas. The parties have since conducted a preliminary hearing. There will be no discovery conducted between the parties and an arbitration hearing has now been set for January 2012. No amounts have been accrued as no losses are anticipated as a result of this claim. GreenHunter’s insurance carrier has been covering the cost of this litigation.

NOTE 12. COMMITMENTS AND CONTINGENCIES

During 2007, we entered into an agreement which grants Chateau, the entity from whom we purchased the Mesquite Lake plant, the non-exclusive right to represent us in the location and development of renewable energy projects. In exchange for a quarterly fee of $98 thousand, Chateau was responsible for locating, analyzing and delineating the business viability, as well as providing an adequate development strategy for these projects. We paid first quarterly payment of $98 thousand during June 2007, and these payments were scheduled to continue each quarter until the final payment in March 31, 2012. During the fourth quarter of 2008, we suspended all payments to Chateau pending resolution of a dispute regarding the validity of certain air permits that were in place at Mesquite Lake at the date of our acquisition. On May 4, 2010, we received a release from all consulting fee obligations pertaining to the agreement to purchase the Mesquite Lake facility. We reduced selling, general, and administrative expenses by $686 thousand for the year ended December 31, 2010 as a result of reversing liabilities previously accrued pursuant to the agreement. We are no longer obligated for the remaining $784 thousand in fees which would have been previously due under this agreement.

In association with our purchase of the Port Sutton lease option, we agreed to issue restricted shares to the Seller worth $2 million, subject to a floor price of $14.25 and ceiling of $25. These shares were to be issued the sooner of 18 months from the October 2008 close date or upon the first biodiesel production or storage at the site. Accordingly, we were to issue 80,000 shares related to this acquisition.

In August, 2009 we entered into a 20 year Power Purchase Agreement with a major public utility based in Southern California for 100% of the net output of our Mesquite Lake biomass power plant located in Southern California. Under this power purchase agreement we are required to begin power sales in 2011. Pursuant to the related brokerage agreement, we are required to pay commissions of $300 thousand within 30 days of execution of the contract and an additional sum of $1.1 million on various dates subsequent to commercial operations of the plant for a total obligation of $1.4 million. The future obligation is contingent upon us finding financing for capital improvements and completing the required development of the plant for it to be in operations.

We have an outstanding employment agreement with an executive officer for a term of two years. Our maximum commitment under the employment agreement, which would apply if the employee covered by the agreement was terminated without cause, was $500 thousand at December 31, 2010.

Bioversel

On September 24, 2008, Bioversel, Inc. (“Bioversel”) brought suit against GreenHunter BioFuels, Inc. alleging that BioFuels has repudiated its biodiesel tolling agreement, as amended, with Bioversel. Bioversel has alleged breach of contract, fraud and conversion regarding our ability to process feedstock into biodiesel under the contract.

We have been served with this lawsuit and we have responded. to Bioversel’s first set of discovery requests and have requested our own sets of discovery. We vigorously deny the allegations in the lawsuit and believe the lawsuit is completely without merit and have filed a countersuit against Bioversel for failure to make payments to us under the contract. Trial is set for April 5, 2011. No amounts have been accrued as no losses are expected as a result of this claim.

Crown Engineering

Crown Engineering and Construction brought suit against GreenHunter Energy, Inc. on April 1, 2009 alleging that we breached our contract for services to refurbish our biomass plant in California. On January 18, 2010, a settlement was reached in the lawsuit with Crown Engineering for $1.8 million.

On October 29, 2010, pursuant to a bankruptcy court order, the bankruptcy trustee, on behalf of Crown Engineering and GreenHunter Energy entered into an executed mutual release of all claims each had against the other pending in any state court or other appropriate jurisdiction, including the release in full of the mechanics lien filed by Crown Engineering against the property and any indemnification obligations to the other. The difference between the settlement amount and the original claim was recognized as forgiveness of trade payable and other income for the year ended December 31, 2010.

As a result of the final settlement with Crown, approximately $1.6 million accrued in unsettled claims due to subcontractors were written off in October 2010 to forgiveness of trade payable.

Timothy Aden

On or about June 29, 2007 GreenHunter issued a Private Placement Memorandum to potential investors for 10% Series A Secured Redeemable Debentures. The plaintiffs allege that the defendants fraudulently made representations to the plaintiffs that the debentures were collaterally backed by the biodiesel refinery, when in fact the only collateral for the Debentures was security in GreenHunter.

Plaintiffs allege that such misrepresentations violate Alabama state securities laws. Defendant has not yet responded to this lawsuit. GreenHunter Energy has successfully removed this case to federal court and has filed a motion demanding arbitration as required by the documents between the parties. GreenHunter Energy has also filed a motion to dismiss for failure to state a claim.

Plaintiffs filed an arbitration case for this matter to be heard in Houston, Texas. No date has been set for arbitration at this time.

Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 13. SUBSEQUENT EVENTS

The subsequent event disclosures have been updated through January 17, 2012.

On October 13, 2011, the Company entered into an agreement to sell one of our office buildings in Grapevine, Texas, for $1.7 million to Magnum Hunter Resources Corporation, an entity for which our Chairman and Chief Executive Officer is an officer and significant shareholder. The Company recognized a gain of $458 thousand on the sale of the building. A portion of the proceeds from the sale were used to reduce our note payable due November 30, 2017 by $1.4 million on the closing date.

On November 18, 2011, the Company received notice from the Exchange Staff of the NYSE Amex LLC indicating that the Company is below one of the Exchange’s continued listing requirements of the NYSE Amex LLC’s Company Guide due to the Company sustaining losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of the Exchange, that the company will able to continue operation and /or meet its obligations as they become due as set forth in Section 1003 (a)(iv) of the Company Guide.

The Company has been afforded the opportunity to submit a plan of compliance to the Exchange by December 20, 2011, that demonstrates the Company’s ability to regain compliance with Section 1003 (a)(iv) by March 20, 2011. The Company has submitted a plan by the time specified; however, if the plan is not accepted by the Exchange, the Company will be subject to delisting procedures as set forth in Section 1010 and Part 12 of the Company Guide.

Equipment Note Payable

On November 28, 2011, Green Hunter Water, LLC entered into a promissory note, for which the Company is guarantor, with a financial institution for $820,000 maturing on February 28, 2017, at an interest rate of LIBOR plus 4%. Principal and interest payments of approximately $15 thousand are due monthly beginning March 28, 2012, and the loan is payable in full immediately upon the lender’s demand. The collateral on the note is the equipment purchased with the promissory note proceeds.

On November 28, 2011, the interest rate of the 10% promissory note to Mr. Gary C. Evans, our Chairman and Chief Executive Officer, was increased to 14%, retrospectively effective January 1, 2011. Additionally, both promissory notes were amended to provide Mr. Evans the right to convert the promissory notes to shares of common stock of the Company with a conversion price equal to the closing stock price on the day prior to his election to convert.

Acreage Acquisition

On December 15, 2011, we completed the first closing on the acquisition of approximately 5 surface acres, including the existing well, located in West Virginia where we will develop a commercial water service facility. The acquisition includes an existing well that has been approved for commercial water disposal. The second closing will be upon the well commencing commercial operations. We will pay in total approximately $375,000, which will consist of approximately $187,500 in cash plus an additional approximately $94 thousand in unregistered shares of our common stock and approximately $94 thousand in unregistered shares of our Series C Preferred Stock.

NOTE 16. SUBSEQUENT EVENTS (UNAUDITED)

We have sold 347,500 units for total proceeds of $695 thousand under our private placement only to accredited investors from December 31, 2010 through the date of this report. Each unit consists of two shares of common stock and one common stock purchase warrant with an exercise price of $1.50 and one common stock purchase warrant with an exercise price of $2.50. The warrants are exercisable immediately and expire on January 31, 2014.

On March 30, 2011, we received a letter of guarantee from the Chairman and Chief Executive Officer of the Company for up to $1.5 million of credit support if needed to fund operations.

END OF CONSOLIDATED FINANCIAL STATEMENTS

Principles of Consolidation and Basis of Presentation	12 Months Ended
Dec. 31, 2010
Principles of Consolidation and Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

NOTE 2. PRINCIPLES OF CONSOLIDATION AND BASIS OF PRESENTATION

The accompanying financial statements include the accounts of GreenHunter Energy, Inc. and our wholly-owned subsidiaries, GreenHunter Wind Energy, LLC and GreenHunter Mesquite Lake, LLC. We wrote off our interests in Haining City Wind Energy, LLC at September 30, 2009 and Wheatland Wind Power, LLC at December 31, 2009, resulting in a loss of $88 thousand and $918 thousand, respectively. We disposed of our interests in GreenHunter Biofuels Inc. on November 26, 2010, resulting in a gain of $33.1 million. See Note 5 — Discontinued Operations for more information. All significant intercompany transactions and balances have been eliminated.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Principles of Consolidation and Basis of Presentation and Summary of Significant Accounting Policies [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect reported amounts. These estimates are based on information available at the date of the financial statements. Therefore, actual results could differ materially from those estimates. Significant estimates include the allocation of purchase price to assets and liabilities acquired and the assessment of assets for impairment.

Reclassifications

Certain prior period amounts have been reclassified to conform with the current year presentation.

Cash and Cash Equivalents

Cash and cash equivalents include securities with maturities of 90 days or less at the date of purchase. At times, we have cash deposits in excess of federally insured limits.

Property, Plant and Equipment

Property plant and equipment are stated at cost. Depreciation is computed using the straight-line method based on the following useful lives:

Automobiles	5 years
Computer and office equipment	5 to 7 years
Plant equipment	7 to 30 years
Land improvements	15 years
Buildings	31 years

Depreciation expense of $190 thousand and $229 thousand was recorded for the years ending December 31, 2010 and 2009, respectively. During planning of construction of our Mesquite Lake plant, we capitalized $626 thousand during the twelve months ended December 31, 2010. Material expenditures which increase the life of an asset are capitalized and depreciated over the estimated remaining useful life of the asset. The cost of equipment sold, or otherwise disposed of, and the related accumulated depreciation or amortization is removed from the accounts, and any gains or losses are reflected in current operations.

Construction in progress totaling $12.8 million within Plant and other Equipment on our balance sheet were assets not being depreciated at December 31, 2010, as they were not in use. They will be placed in use and subject to depreciation once construction is completed on the Mesquite Lake biomass plant. Items in Construction in Progress are not subject to depreciation while they are under construction.

Deferred Financing Costs

Costs incurred in connection with issuing debt are capitalized and amortized as an adjustment to interest expense over the term of the debt instrument using the interest method.

Other Non-Current Assets

Other non-current assets at December 31, 2010 and 2009 included the following (in thousands):

	2010	2009
Power Purchase Agreement	$1,396	$300
Deposits and other non-current assets	50	—

Total	$1,446	$300

Impairments

We periodically evaluate whether events and circumstances have occurred that may warrant revision of the estimated useful life of long-term assets or whether the remaining balance of long-term assets should be evaluated for possible impairment. We compare the estimate of the related undiscounted cash flows over the remaining useful lives of the applicable assets to the assets’ carrying values in measuring their recoverability. When the future cash flows are not sufficient to recover an asset’s carrying value, an impairment charge is recorded for the difference between the asset’s fair value and it’s carrying value. During 2010 we recorded impairments of $161 thousand related to deposits on wind projects that were cancelled, and during 2009 we recorded $1.9 million in impairments, of which $1.5 million were related to our Port Sutton lease, $170 thousand related to a decline in the value of equipment, and $218 thousand related to a deposit on a wind project that was cancelled.

Asset Retirement Obligations

The Company accounts for asset retirement obligations based on the guidance of ASC 410 which addresses accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. ASC 410 requires that the fair value of a liability for an asset’s retirement obligation be recorded in the period in which it is incurred and the corresponding cost capitalized by increasing the carrying amount of the related long-lived asset. The liability is accreted to its then present value each period, and the capitalized cost is depreciated over the estimated useful life of the related asset. We have not recorded any asset retirement obligations because we will conduct power generation predominately from waste materials, and plan to continue to do so in the future. We never intend to cease operations or retire all of our assets, and we cannot estimate costs that we do not intend to incur. We do not believe we are subject to any reclamation obligations either now or in the future.

Repairs and Maintenance

We charge the cost of repairs and maintenance, including the cost of replacing minor items not constituting substantial betterment, to selling, general and administrative expenses as these costs are incurred.

Revenue recognition

We record revenues when the product has been delivered or the services have been provided to the customer, the sales price is fixed or determinable, and collectability is reasonably assured. Transportation, shipping and handling costs incurred on shipments to customers are included in selling, general and administrative costs. Excise and other taxes collected from customers and remitted to governmental authorities are not included in revenue.

Stock-Based Compensation

The Company accounts for share-based compensation in accordance with the provisions of the ASC standards which require companies to estimate the fair value of share-based payment awards made to employees and directors, including stock options, restricted stock and employee stock purchases related to employee stock purchase plans, on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense ratably over the requisite service periods. We estimate the fair value of each share-based award using the Black-Scholes option pricing model for service and performance based awards and the lattice model for market-based awards. Certain of our grants have performance-based vesting terms. We amortize the fair value of these awards over their estimated vesting terms which are based on both the probability and estimated timing of the achievement of these performance goals. See Note 11 for additional information on our stock-based compensation.

Income Taxes

We account for income taxes under the liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. We measure and record income tax contingency accruals in accordance with ASC 740, Income Taxes.

We recognize liabilities for uncertain income tax positions based on a two-step process. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step requires us to estimate and measure the tax benefit as the largest amount that is more than 50% likely to be realized upon ultimate settlement. It is inherently difficult and subjective to estimate such amounts, as we must determine the probability of various possible outcomes. We reevaluate these uncertain tax positions on a quarterly basis or when new information becomes available to management. These reevaluations are based on factors including, but not limited to, changes in facts or circumstances, changes in tax law, successfully settled issues under audit, expirations due to statutes, and new audit activity. Such a change in recognition or measurement could result in the recognition of a tax benefit or an increase to the tax accrual.

We classify interest related to income tax liabilities as income tax expense, and if applicable, penalties are recognized as a component of income tax expense. The income tax liabilities and accrued interest and penalties that are anticipated to be due within one year of the balance sheet date are presented as current liabilities in our consolidated balance sheets.

Fair Value of Financial Instruments

Accounting standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The standards also establish a framework for measuring fair value and a valuation hierarchy based upon the transparency of inputs used in the valuation of an asset or liability. Classification within the hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The valuation hierarchy contains three levels:

•	Level 1 — Quoted prices (unadjusted) for identical assets or liabilities in active markets

•

Level 2 — Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; and model-derived valuations whose inputs or significant value drivers are observable

•	Level 3 — Significant inputs to the valuation model are unobservable

As of December 31, 2010 and 2009 there were no transactions measured at fair value on a nonrecurring basis. The following table shows assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009 and the input categories associated with those assets and liabilities.

Fair value measurements on a recurring basis

December 31, 2010

	Level 1	Level 2	Level 3
Convertible securities	$—	$—	$1,001,622

Total liabilities at fair value	$—	$—	$1,001,622

Fair value measurements on a recurring basis

December 31, 2009

	Level 1	Level 2	Level 3
Convertible securities	$—	$—	$—

Total liabilities at fair value	$—	$—	$—

The carrying value of cash and cash equivalents, receivables, and accounts payable approximate their respective fair values due to the short-term nature of these instruments. Based on borrowing rates which management believes would currently be available to the Company for similar issues of debt, taking into account the current credit risk of the Company and other market factors, the carrying value of the Company’s debt obligations approximate their fair value.

The Company had current derivative liabilities relating to its common stock warrants, Series A Convertible Preferred Stock, and Series B Convertible Preferred Stock. The derivative instruments were not originally entered into as hedging activities, and the change in fair value of warrant liabilities is recorded as a component of other income or expense in the consolidated statements of operations. The estimated fair value of the warrant liabilities is revalued at each balance sheet date, with changes in value recorded as other income or expense in the consolidated statements of operations. As discussed in Note 10, during 2010, we recorded an unrealized loss of $1.0 million related to the change in fair value of conversion and anti dilutive provisions in our outstanding warrants and preferred stock.

Income or Loss Per Common Share

Basic net income or loss per common share is computed by dividing the net income or loss attributable to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted net income or loss per common share is calculated in the same manner, but also considers the impact to net income or loss and common shares outstanding for the potential dilution from stock options, unvested and unissued stock awards, warrants, convertible debentures, and preferred stock.

We have issued potentially dilutive instruments in the form of our 8% Series A Preferred Stock, Series B Preferred Stock, Series B Convertible Debentures, common stock warrants and common stock options granted to our employees. There were 21,725,796 and 37,469,761 dilutive securities outstanding at December 31, 2010 and 2009, respectively. We did not include any of these instruments in our calculation of diluted loss per share during the period because to include them would be anti-dilutive due to our net loss from continuing operations during the periods.

Shares of our common stock underlying the following securities were not included in dilutive weighted average shares outstanding for the year ended December 31, 2010, as their effects would have been anti-dilutive.

The following table summarizes the types of potentially dilutive securities as of December 31, 2010 and 2009:

	December 31,
	2010	2009
Stock options	7,076,500	7,399,832
Unvested and unissued stock awards	462,628	100,000
Warrants	5,443,911	6,251,745
Convertible debentures	5,686,310	20,789,706
Preferred Stock	3,056,447	2,928,478

Acquisition and Disposition	12 Months Ended
Dec. 31, 2010
Acquisition and Disposition [Abstract]
ACQUISITION AND DISPOSITION

NOTE 6. ACQUISITIONS AND DIVESTITURES

BioFuels Project

On November 26, 2010, the Company transferred all of its common stock in BioFuels to an irrevocable trust for the benefit of the holders of the Series A Debentures and their respective successors, assigns, heirs and devisees in full and final satisfaction of any obligation the Company might have to the holders of the Series A Debentures, based on the terms of the debenture agreements. The trustee of the trust is Jack C. Myers, Esq. These debentures were secured by GreenHunter Energy’s ownership interest in GreenHunter BioFuels common stock and are otherwise non-recourse to GreenHunter Energy. See Note 5 — Discontinued Operations for additional information.

Port Sutton Acquisition and Divestiture

During April 2009, the Company determined we were unable to make the final lease option extension and as a result we abandoned the project and recorded an asset impairment to remove the lease option deposits of $1.5 million from our balance sheet.

Telogia

The Company completed the sale of the Telogia plant during February 2009. See Note 5 — “Discontinued Operations” for additional information.

Ming Yang

On October 28, 2009 we sold our equity ownership interest in Guangdong MingYang Wind Power Technology Co., Ltd. for $9.1 million, resulting in a gain of $1.5 million.

Wheatland Wind Power Project

During December 2009, we abandoned the assets and our interests in Wheatland Wind Power, LLC (“Wheatland”) resulting in a loss on asset abandonment of $918 thousand. See Note 5 — Discontinued Operations for more information.

Ocotillo Wind Project

On July 30, 2009 we sold our interest in the Ocotillo Wind Project for $250 thousand plus future consideration of $750 thousand with an additional $25 thousand per MW of the nameplate capacity of the WTG’s installed less the amount previously paid. The $250 thousand was subject to and contingent upon the receipt of regulatory approval, which was granted in October 2009. We received an additional $250 thousand in contingent consideration during September of 2010. Based on the sale agreement, we are to receive an additional $500 thousand in consideration in September 2011. The future consideration is contingent upon the project developer achieving success with the development, and any future sale proceeds will be recognized at that time. The Company has been notified that it is their intent to begin construction on this project in 2011 and it is anticipated that the Company will receive approximately $4.8 million in additional consideration during 2011.

Income Taxes	12 Months Ended
Dec. 31, 2010
Income Taxes [Abstract]
INCOME TAXES

NOTE 8. INCOME TAXES

At December 31, 2010, we had available for U.S. federal income tax reporting purposes, a net operating loss (NOL) carry forward for regular tax purposes of approximately $52 million which expires in varying amounts during the tax years 2011 through 2030. No provision for federal income tax expense or benefit is reflected on the statement of operations for the year ended December 31, 2010 because we are uncertain as to our ability to utilize our NOL in the future.

The NOL above includes $2.5 million of deductions for excess stock-based compensation. Excess stock-based compensation deductions represent stock-based compensation that have generated tax deductions that have not yet resulted in a cash tax benefit because the Company has NOL carryforwards. The Company plans to recognize the federal NOL tax assets associated with excess stock-based compensation tax deductions only when all other components of the federal NOL tax assets have been fully utilized. If and when the excess stock-based compensation related NOL tax assets are realized, the benefit will be credited directly to equity.

The following is a reconciliation of the reported amount of income tax expense (benefit) for the years ended December 31, 2010 and 2009, to the amount of income tax expense that would result from applying domestic federal statutory tax rates to pretax income:

	2010	2009
	(in thousands)
Statutory tax expense (benefit)	$(1,185)	$(2,398)
Change in valuation allowance
Net operating loss	823	2,234
Effect of permanent differences and other
Interest expense disallowed for tax	—	162
Effect of other permanent differences	21	2
Unrealized losses on convertible securities	$341	—

Total Tax Expense	$—	$—

The components of our deferred income taxes were as follows for the years ended December 31, 2010 and 2009:

	2010	2009
	(in thousands)
Deferred tax assets:
Net operating loss carryover	$17,706	$15,602
Capital loss carryover	77	77
Charitable contributions carryover	4	4
Share based compensation	5,516	5,024
Property and equipment	527	2,300

Deferred tax liabilities:
Property, equipment	—	—

Net deferred tax assets	23,830	23,007
Less valuation allowances	(23,830)	(23,007)

Net deferred tax	$—	$—

In June 2006, the FASB issued ASC 740 Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109. We adopted ASC 740 on January 1, 2007. Under ASC 740, tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. The amount recognized is measured as the largest amount of benefit that is greater than fifty percent likely to be realized upon ultimate settlement. Unrecognized tax benefits are tax benefits claimed in our tax returns that do not meet these recognition and measurement standards.

Upon the adoption of ASC 740, we had no liabilities for unrecognized tax benefits, and, as such, the adoption had no impact on our financial statements, and we have recorded no additional interest or penalties. The adoption of ASC 740 did not impact our effective tax rates.

Our policy is to recognize potential interest and penalties accrued related to unrecognized tax benefits within income tax expense. For the years ended December 31, 2010 and 2009, we did not recognize any interest or penalties in our consolidated condensed statement of operations, nor did we have any interest or penalties accrued in our consolidated condensed balance sheet at December 31, 2010 and 2009 relating to unrecognized tax benefits.

In May 2006, the Governor of Texas signed into law a Texas margin tax (H.B. No. 3) which restructures the state business tax by replacing the taxable capital and earned surplus components of the current franchise tax with a new “taxable margin” component. Specifically, we are subject to a new entity level tax on the portion of our total revenue (as that term is defined in the legislation) that is generated in Texas beginning in our tax year ending December 31, 2008. Specifically, the Texas margin tax is imposed at a maximum effective rate of 0.7% of our total revenue that is apportioned to Texas. The new tax had no material impact on our financial statements.

The tax years 2007-2010 remain open to examination for federal income tax purposes and by the other major taxing jurisdictions to which we are subject. The tax years 2006-2010 remain open for the Texas Franchise tax.

Convertible Securities	12 Months Ended
Dec. 31, 2010
Convertible Securities [Abstract]
CONVERTIBLE SECURITIES

NOTE 10. CONVERTIBLE SECURITIES

Effective January 1, 2009, the Company adopted the provisions of Emerging Issues Task Force (EITF) 07-05, Determining Whether an Instrument (or Embedded Feature) Is Indexed to an Entity’s Own Stock, which was primarily codified into FASB ASC 815, Derivatives and Hedging (“ASC 815”). As a result of adopting ASC 815, warrants to purchase shares of the Company’s common stock, the Company’s Series A Convertible Preferred Stock, and the Company’s Series B Convertible Preferred Stock previously treated as equity were reclassified as derivative liabilities. As such, effective January 1, 2009, the Company reclassified the fair value of these securities from equity to liability status as if these securities were recorded as a derivative liability since their dates of issuance due to the securities having anti-dilutive provisions.

As of December 31, 2010 and 2009, the fair value of the unrealized loss associated with the anti-dilution provisions on convertible securities was estimated to be $1.0 million and $0, respectively, using the option-pricing method. The Company recorded a $1.0 and $0 non-cash charge related to the change in fair value of unrealized loss on convertible securities for the years ended December 31, 2010 and 2009, respectively. These warrant liabilities are marked to fair value from January 1, 2009 resulting in the recognition of gain or loss in the Company’s consolidated statements of operations as gain or loss from change in fair value of warrant liabilities from that date.

Due to the nature of these derivative instruments, the instruments contain no credit-risk-related contingent features.

Quarterly Financial Data	12 Months Ended
Dec. 31, 2010
Quarterly Financial Data [Abstract]
QUARTERLY FINANCIAL DATA

NOTE 14. QUARTERLY FINANCIAL DATA

The following tables set forth unaudited summary financial results on a quarterly basis for the three most recent years.

	Quarter Ended				Total Year
	March 31	June 30	September 30	December 31
2010
Operating loss	$(1,200,166)	$(872,666)	$(1,766,333)	$(1,581,555)	$(5,420,720)
Net income (loss) attributable to common shareholders	(2,700,582)	(4,297,358)	(2,749,306)	29,729,001	19,981,755
Basic and diluted earnings (loss) per common share	$(0.12)	$(0.19)	$(0.12)	$1.32	$0.89
Weighted average shares	22,101,861	22,373,261	22,500,492	22,533,363	22,428,950

2009
Operating loss	$(4,446,274)	$(220,806)	$(1,245,932)	$(2,454,253)	$(8,367,265)
Net income (loss) attributable to common shareholders	(8,746,889)	4,449,187	(3,522,968)	(8,373,542)	(16,194,212)
Basic and diluted earnings (loss) per common share	$(0.42)	$0.21	$(0.16)	$(0.38)	$(0.75)
Weighted average shares	20,935,018	21,296,822	22,097,434	22,101,264	21,612,172